Exhibit 10.15

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

EXECUTION COPY

BI Contract No. 43032525

COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

BOEHRINGER INGELHEIM INTERNATIONAL GMBH

AND

MACROGENICS, INC.

OCTOBER 18, 2010

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		2

ARTICLE II GOVERNANCE		16

2.1	Project Leaders	16
2.2	Joint Steering Committee.	16
2.3	Subcommittees	17
2.4	Meetings	18
2.5	Decision-making.	18
2.6	Limitations on JSC Authority	19

ARTICLE III RESEARCH PROGRAM		19

3.1	General.	19
3.2	Selection of Collaboration Targets.	20
3.3	Conduct of the Programs.	21
3.4	Research Target Profile; Lead Candidate Identification.	22
3.5	Start of Pre-Clinical Development Candidate Criteria; SOPD Candidate Identification.	23
3.6	Materials and Know-How Transfer.	24
3.7	Third Party Intellectual Property	25
3.8	Manufacturing of Research Material	25
3.9	Records and Reports.	25

ARTICLE IV DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS; DILIGENCE		26

4.1	Responsibility for Development, Manufacturing and Commercialization.	26
4.2	Development and Commercialization Activities.	26
4.3	***	27
4.4	Co-Development.	27
4.5	Co-Promotion.	28

ARTICLE V GRANTS OF RIGHTS		29

5.1	Licenses to BI.	29
5.2	Recordation	29
5.3	Non-Exclusive Research License to MacroGenics	30
5.4	Sublicenses.	30
5.5	Covenant not to Sue	30
5.6	Rights Retained by the Parties.	30
5.7	Section 365(n) of the Bankruptcy Code	31
5.8	Exclusivity	31

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE VI PAYMENTS; ROYALTIES AND REPORTS		32

6.1	Initial License Payment	32
6.2	Equity Investment	32
6.3	Programs Funding.	33
6.4	Development Milestone Payments.	34
6.5	Sales Milestone Payments.	35
6.6	Royalties	36
6.7	Reports; Payments	37
6.8	Books and Records; Audit Rights	37
6.9	Taxes	38
6.10	United States Dollars	38
6.11	Payment Method and Currency Conversion	38
6.12	Blocked Payments	39
6.13	Late Payments	39

ARTICLE VII PATENTS		39

7.1	Ownership.	39
7.2	BI Prosecution and Maintenance of Patent Rights	40
7.3	MacroGenics Prosecution and Maintenance of Patent Rights	40
7.4	Prosecution and Maintenance of Joint Patent Rights and Collaboration DART Patent Rights	40
7.5	Third Party Infringement.	42
7.6	Patent Invalidity Claim.	43
7.7	Patent Term Extensions	44
7.8	Patent Marking	44

ARTICLE VIII CONFIDENTIALITY AND PUBLICATION		44

8.1	Nondisclosure Obligation	44
8.2	Authorized Disclosure	44
8.3	Scientific Publications	45
8.4	Press Releases and Other Permitted Disclosures.	45

ARTICLE IX REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION		47

9.1	Representations and Warranties of the Parties	47
9.2	Representations and Warranties of MacroGenics	47
9.3	No Other Warranties	48
9.4	Indemnification by BI	48
9.5	Indemnification by MacroGenics	48
9.6	Procedure	49
9.7	Insurance	49
9.8	No Consequential or Punitive Damages.	49

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE X TERM AND TERMINATION		50

10.1	Term and Expiration	50
10.2	Termination.	50
10.3	Effect of Termination on Licenses.	51
10.4	Change of Control	53
10.5	Effect of Expiration or Termination; Survival.	53

ARTICLE XI DISPUTE RESOLUTION		54

11.1	Seeking Consensus	54
11.2	Arbitration.	54
11.3	Jury Waiver	55

ARTICLE XII MISCELLANEOUS		55

12.1	Governing Law	55
12.2	Waiver	55
12.3	Notices	55
12.4	Entire Agreement; Amendment	56
12.5	Headings	56
12.6	Severability	56
12.7	Assignment	57
12.8	Counterparts	57
12.9	Force Majeure	57
12.10	Third-Party Beneficiaries	57
12.11	Relationship of the Parties	57
12.12	Performance by Affiliates	58
12.13	Construction	58
12.14	Create Act	58

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

SCHEDULES

Schedule 1.5	BI Exclusive Targets

Schedule 1.28	DART Platform

Schedule 1.47	Initial Collaboration Targets

Schedule 1.50	Draft Invoice

Schedule 1.58	MacroGenics Patent Rights

Schedule 1.77	RTP Criteria Template

Schedule 1.81	SOPD Candidate Criteria Template

Schedule 4.5(b)(I)	Co-Promotion Terms and Conditions
Schedule 4.5(b)(II)	Dispute Resolution Procedures

Schedule 8.4	Press Release

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”), is entered into as of October 18, 2010 (the “Effective Date”), by and between Boehringer Ingelheim International GmbH, a corporation organized and existing under the laws of Germany and having a principal office located at Binger Strasse 173, 55216 Ingelheim am Rhein, Germany (“BI”), and MacroGenics, Inc. a corporation organized and existing under the laws of the State of Delaware and having a principal office located at 1500 East Gude Drive Rockville, MD 20850, USA (“MacroGenics”).

INTRODUCTION

WHEREAS, MacroGenics has developed the DART Platform (as defined below), which is focused on dual specificity “antibody-like” therapeutic proteins capable of targeting multiple different epitopes with a single recombinant molecule, and certain intellectual property useful in connection with the application of the DART Platform;

WHEREAS, BI is a company that is a member of the Boehringer Ingelheim group of companies which group possesses expertise and resources relating to the research, development, manufacturing and marketing of pharmaceutical and biopharmaceutical products;

WHEREAS BI has developed certain know-how and expertise relating to the same and holds certain intellectual property covering the same;

WHEREAS, BI has developed certain know-how and expertise in the research and development of therapeutic agents for the prevention and treatment of a variety of human and animal diseases, and holds certain intellectual property covering the same;

WHEREAS, MacroGenics and BI wish to enter into an agreement to collaborate on and to use their respective know-how and expertise for the generation, formatting, testing and development of DART Platform products against a series of Collaboration Targets (as defined below), which BI will have exclusive rights to develop, manufacture and commercialize;

WHEREAS, MacroGenics and BI may enter a future co-promotion agreement in the event that MacroGenics exercises its non-transferable option to co-promote in the United States *** whose initial indication is Detailed by *** and

WHEREAS, MacroGenics and BI or any of its Affiliates wish to enter a stock purchase investment, whereby BI or any of its Affiliates would purchase Preferred Stock in MacroGenics, upon the terms and conditions set forth in a definitive stock purchase agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, MacroGenics and BI agree as follows:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE I

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1 “Accounting Standards”. Accounting Standards means, with respect to MacroGenics and its Affiliates, generally accepted accounting principles as practiced in the United States or, to the extent applicable, IFRS (International Financial Reporting Standards) or with respect to BI and its Affiliates German HGB (Handelsgesetzbuch), in each case as they exist from time to time, consistently applied.

1.2 “Affiliate”. Affiliate means with respect to a Party, any entity that directly or indirectly controls, is controlled by, or is under common control with such Party. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions are met: (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.3 “Annual Net Sales”. Annual Net Sales means worldwide Net Sales of Products by BI or its Affiliates or Sublicensees in any Calendar Year on a Product-by-Product basis, or in the first year and last year of the Royalty Term, the portion of such Calendar Year during which the Royalty Term is in effect.

1.4 “Antibody(ies)”. Antibody(ies) means a molecule which comprises or contains: (a) one or more immunoglobulin variable domains; (b) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source; or (c) the nucleic acid consisting of a sequence of nucleotides encoding (or complementary to a nucleic acid encoding) the foregoing molecules in (a) or (b). The term “Antibody” shall include any monospecific antibodies and less than full-length antibody forms such as Fv, Fab, and F(ab’).

1.5 “BI Exclusive Targets” BI Exclusive Targets means the *** set forth on Schedule 1.5 which are available Targets for Programs under this Agreement.

1.6 “BI Biopharmaceutical Technology” BI Biopharmaceutical Technology means with respect to any Lead Candidate, SOPD Candidate or Product, any Patent or Know-How conceived or generated solely by employees, agents or service providers of BI or its Affiliates or Sublicensees and that result from biopharmaceutical activities performed under this Agreement, including ***for ***and ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.7 “BI Intellectual Property”. BI Intellectual Property means the BI Know-How and the BI Patent Rights.

1.8 “BI Know-How”. BI Know-How means Know-How that (a) is Controlled by BI or its Affiliates as of the Effective Date or during the Term, and (b) is necessary or useful to conduct any Program or to research, Develop, make and have made, use, offer for sale, sell or import a Collaboration DART or a Product. BI Know-How does not include Collaboration DART Know-How or Joint Know-How.

1.9 “BI Patent Rights”. BI Patent Rights means any Patent Rights Controlled by BI or its Affiliates as of the Effective Date or during the Term that describe or claim BI Know-How. BI Patent Rights do not include Collaboration DART Patent Rights or Joint Patent Rights.

1.10 “Business Day”. Business Day means a day that is not a Saturday, Sunday or a day on which banking institutions in Washington, DC, USA or Ingelheim am Rhein, Germany are authorized by Law to remain closed.

1.11 “Calendar Quarter”. Calendar Quarter means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.12 “Calendar Year”. Calendar Year means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.13 “Change of Control”. Change of Control means any of the following events (a) the acquisition by any person or group or entity (other than any venture capital or other institutional investor) of “beneficial ownership” (as hereinafter defined) directly or indirectly, of more than fifty percent (50%) of the shares of MacroGenics’ capital stock or other voting securities, the holders of which have general voting power under ordinary circumstances to elect at least a majority of MacroGenics’ board of directors or equivalent body (the “Voting Stock”); (b) the approval by the shareholders of MacroGenics of a merger, share exchange, reorganization, consolidation or other similar transaction of MacroGenics and the consummation of such transaction (a “Transaction”), other than a Transaction which would result in the beneficial owners of Voting Stock of MacroGenics immediately prior thereto continuing to beneficially own (either by such voting Stock remaining outstanding or being converted into voting securities of the surviving or resulting entity) more than fifty percent (50%) of the Voting Stock of MacroGenics or such surviving or resulting entity immediately after such Transaction; or (c) the approval by the shareholders of MacroGenics of a complete liquidation or dissolution of MacroGenics or a sale or disposition of all or substantially all of the assets of MacroGenics and the consummation of such Transaction. For the purpose of this definition, “beneficial ownership” shall mean ownership of a security by any person or group or entity who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose or to direct the disposition of such security. Change of Control shall not include any public offering of the shares of MacroGenics.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.14 “Clinical Development Costs”. Clinical Development Costs means the costs and expenses incurred by or on behalf of a Party that are specific to the conduct of *** for a Product. Clinical Development Costs shall include ***

1.15 “Clinical Trial(s)”. Clinical Trial(s) means a Phase I Clinical Trial, a Phase II Clinical Trial, a Phase III Clinical Trial, and/or a Phase IV Clinical Trial.

1.16 “Collaboration DART”. Collaboration DART means any (a) molecule created from (i) any MacroGenics Collaboration Antibody or (ii) any Antibody provided by BI under this Agreement, in each case using the DART Platform or (b) derivative thereof, in each case that is Directed to a Collaboration Target.

1.17 “Collaboration DART Know-How”. Collaboration DART Know-How means any Know-How created by or on behalf of MacroGenics or BI or their respective Affiliates during the Research Term in the conduct of any Program that is specifically related to a Collaboration DART and any Joint Know-How that is specifically related to a Collaboration DART. However *** “Collaboration DART Know-How” does not include (a) Know-How specifically related to improvements to the DART Platform *** (b) Know-How that is *** (c) Know-How specifically related to the *** (d) any Antibody and any related Know-How created outside the conduct of any Program and provided to MacroGenics or its Affiliates by BI or its Affiliates under this Agreement; and (e) any Antibody and any related Know-How created outside the conduct of any Program and provided to BI or its Affiliates by MacroGenics or its Affiliates under this Agreement.

1.18 “Collaboration DART Intellectual Property”. Collaboration DART Intellectual Property means the Collaboration DART Know-How and Collaboration DART Patent Rights.

1.19 “Collaboration DART Patent Rights”. Collaboration DART Patent Rights means any Patent Rights filed after the Effective Date by MacroGenics, BI or their respective Affiliates or the Joint Counsel that specifically describe or claim Collaboration DART Know-How, including Patent Rights that specifically describe or claim a Collaboration DART.

1.20 “Collaboration Target”. Collaboration Target means Dual Target Combinations ***with *** selected by BI and agreed to by the Parties for inclusion in the Programs in accordance with Section 3.2.

1.21 “Collaboration Target List”. Collaboration Target List means the list of all Collaboration Targets, as such list may be updated from time to time in accordance with Section 3.2.

1.22 “Combination Product”. Combination Product means a pharmaceutical formulation containing as its active ingredients both a Product and one or more other therapeutically active ingredients.

1.23 “Commercially Reasonable Efforts”. Commercially Reasonable Efforts means the efforts required in order to carry out a task in a diligent and sustained manner without undue interruption or delay, which level is at least commensurate with the level of effort that a

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Party would devote to a product of similar market potential and having similar commercial and scientific advantages and disadvantages resulting from its own research efforts or to which it has rights, taking into account its safety and efficacy, regulatory status, the competitiveness of the marketplace, its proprietary position, pricing, reimbursement, launching strategy and other market-specific factors, and all other relevant factors.

1.24 “Commercialization” or “Commercialize”. Commercialization or Commercialize means any activities directed to obtaining pricing and/or reimbursement approvals, marketing, promoting, distributing, importing, offering to sell, and/or selling a product.

1.25 “Confidential Information”. Confidential Information means any and all information and data, including all BI Know-How, MacroGenics Know-How, Collaboration DART Know-How and Joint Know-How, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement or the Prior Confidentiality Agreement. Notwithstanding the foregoing, Confidential Information excludes information that, in each case as demonstrated by competent written documentation:

(a) is publicly disclosed and made generally available to the public by the disclosing Party, either before or after it becomes known to the receiving Party;

(b) was known to the receiving Party, without obligation to keep it confidential, prior to the date of disclosure by the disclosing Party;

(c) is subsequently disclosed to the receiving Party by a Third Party lawfully in possession thereof without obligation to keep it confidential and without a breach of such Third Party’s obligations of confidentiality;

(d) has been publicly disclosed or made generally available to the public other than through any act or omission of the receiving Party in breach of this Agreement; or

(e) has been independently developed by the receiving Party without the aid, application or use of the disclosing Party’s Confidential Information (the competent written proof of which must be contemporaneous with such independent development).

1.26 “Control”. Control means, with respect to any item of or right under Patent Rights or Know-How, subject to Section 3.7, the possession of (whether by ownership or license, other than pursuant to this Agreement) the ability of a Party to grant access to, or a license or sublicense of, such items or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing prior to the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

1.27 “Cover”, “Covering” or “Covered”. Cover, Covering or Covered means, with respect to a product, technology, process or method that, in the absence of ownership of or a license granted under a Valid Claim, the manufacture, use, offer for sale, sale or importation of

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

such product or the practice of such technology, process or method would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

1.28 “DART Platform”. DART Platform means the Dual Affinity Re-Targeting platform described in Schedule 1.28.

1.29 “Detail”. Detail means a sales presentation by a professional sales representative to a target physician involved in prescribing the Product in which the primary purpose is to discuss the benefits and features of the Product.

1.30 “Default” means with respect to a Party that (i) any representation or warranty of such Party set forth herein shall have been untrue in any material respect when made or (ii) such Party shall have failed to perform any material obligation set forth in this Agreement.

1.31 “Development” or “Develop” means, with respect to a compound, preclinical and clinical drug development activities, including, among other things: test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control procedure development and performance with respect to clinical materials, statistical analysis and report writing and clinical studies, regulatory affairs, and all other pre-Regulatory Approval activities. When used as a verb, “Develop” means to engage in Development. Development shall include any Phase IV Clinical Trials or other post-approval studies required by a Regulatory Authority.

1.32 “Directed”. Directed means binding specifically to a Target, as measured by a cellular or biochemical assay.

1.33 “Dual Target Combination”. Dual Target Combination means (i) a combination of two (2) different Targets or (ii) a combination of two (2) different epitopes on the same Target.

1.34 “EMA”. EMA means The European Medicines Agency, or any successor agency.

1.35 “European Union”. European Union means the countries that are members of the European Union, as redefined from time to time.

1.36 “FDA” or “Food and Drug Administration”. FDA or Food and Drug Administration means the United States Food and Drug Administration, or any successor agency.

1.37 “Field”. Field means any and all uses, including the use of a Product for the diagnosis, treatment, palliation and/or prevention of a disease or medical condition in humans and/or animals.

1.38 “Filing”. Filing means the acceptance by the applicable Regulatory Authority of a NDA for filing.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.39 “First Commercial Sale”. First Commercial Sale means, with respect to any Product, the first sale for end use or consumption of such Product in a country after all required approvals, including Regulatory Approval, have been granted by the Regulatory Authority of such country. For avoidance of doubt, sales for test marketing, sampling and promotional uses, clinical trials purposes or compassionate use shall not constitute a First Commercial Sale.

1.40 “FTE”. FTE means *** hours of work devoted to or in support directly of (a) a Program in accordance with a Research Plan that is carried out by one or more qualified scientific or technical employees or full-time contract personnel of MacroGenics or its Affiliates, measured in accordance with MacroGenics’ normal time allocation practices from time to time. Overtime, and work on weekends, holidays and the like shall not be counted with any multiplier (e.g. time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. The portion of an FTE billable by a Party for one (1) individual during a Calendar Quarter shall be determined by dividing the number of hours worked directly by said individual on the Program, during such accounting period by *** hours per Calendar Quarter.

1.41 “FTE Rate”. FTE Rate means *** per FTE, increased or decreased annually by the percentage increase or decrease in the Consumer Price Index–Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the United States (“CPI”) as of December 31 of the then most recently ended calendar year over the level of the CPI on December 31, 2010 (i.e., the first such increase or decrease would occur on January 1, 2012). The FTE Rate for each FTE includes compensation for all laboratory supplies and equipment, equipment maintenance costs, utilities, waste removal and a pro rata allocation of general and administrative expenses plus facilities expenses, including allocated building operating costs, allocated depreciation, and repairs and maintenance.

1.42 “Generic Competition”. Generic Competition means, with respect to a given Calendar Quarter with respect to a Product in any country, that during such Calendar Quarter, one (1) or more Third Parties sell in such country a Generic Product, such Generic Product shall be commercially available in such country and such Generic Product shall have, in the aggregate, a *** or more market share of the aggregate of Products and Generic Products (based on data provided by IMS Health Incorporated, Fairfield, Connecticut (together with its affiliates, “IMS”) as measured ***, or if such data is not available, the Parties shall agree upon a methodology for estimating the percentage of *** of Generic Products in such country.

1.43 “Generic Products”. Generic Products means, with respect to a particular Product commercialized by BI in a particular country, any product (other than Products commercialized by BI, its Affiliates or Sublicensees pursuant to this Agreement) that either (a) is a “follow-on biologic” (FOB) or biosimilar or equivalent version to a Product, as defined by the competent Regulatory Authority, and administered in an equivalent dosage form as such Product or (b) for which a Third Party has received Regulatory Approval (based upon then-current applicable Laws governing approval of biological products) whose application for approval relies to a large extent (but not exclusively) on data generated by BI, including Regulatory Approval under section 505(b)(2) of the Federal Food Drug, and Cosmetic Act.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.44 “GLP Toxicology Study”. GLP Toxicology Study means a toxicology study that is conducted in compliance with the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the U.S. to the extent applicable to the relevant toxicology study, as they may be updated from time to time) and is required to meet the requirements for filing an IND.

1.45 “Governmental Authority”. Governmental Authority means any United States federal, state or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body.

1.46 “IND”. IND means an Investigational New Drug application or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.47 “Initial Collaboration Targets”. Initial Collaboration Targets means the Collaboration Targets set forth on Schedule 1.47.

1.48 “Initial Research Term”. Initial Research Term means the period commencing on the Effective Date and ending on the ***of the Effective Date.

1.49 “Invention”. Invention means any new and useful process, article of manufacture, compound, composition of matter, formulation or apparatus, or any improvement thereof, patentable or unpatentable, discovery or finding.

1.50 “Invoice”. Invoice means an original invoice sent by MacroGenics to BI with respect to payment due hereunder substantially in the form attached hereto as Schedule 1.50.

1.51 “Joint Ownership” or “Jointly Owned” or “Jointly Own”. Joint Ownership or Jointly Owned or Jointly Owns means that each Party shall own a fifty percent (50%) undivided interest in the relevant Invention, Know-How or Patent Right.

1.52 “Know-How”. Know-How means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including databases, practices, methods, techniques, specifications, formulations, formulae, protein sequences, DNA sequences, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials that are not in the public domain or otherwise available to the public; all to the extent not claimed or disclosed in a published Patent Right.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.53 “Law”. Law means all laws, statutes, rules, codes, regulations, orders, judgments or ordinances applicable to the Parties, this Agreement or the activities contemplated hereunder.

1.54 “Lead Candidate”. Lead Candidate means a Collaboration DART which meets the Research Target Profile and has been accepted by BI, or is otherwise deemed a Lead Candidate in accordance with Section 3.4(d).

1.55 “MacroGenics Collaboration Antibodies”. MacroGenics Collaboration Antibodies means Antibodies either (a) created by MacroGenics for the purposes of any Program, or (b) provided by MacroGenics in its sole discretion if such Antibodies were either existing and Controlled by MacroGenics prior to the Effective Date or created or acquired by MacroGenics after the Effective Date outside of the conduct of any Program.

1.56 “MacroGenics Intellectual Property”. MacroGenics Intellectual Property means the MacroGenics Know-How and the MacroGenics Patent Rights.

1.57 “MacroGenics Know-How”. MacroGenics Know-How means Know-How that is (a) Controlled by MacroGenics as of the Effective Date or during the Term, and (b) necessary or useful to conduct any Program or for BI to research, Develop, make and have made, use, offer for sale, sell or import a Collaboration DART or a Product. MacroGenics Know-How does not include *** created by MacroGenics for the purposes of any Program, ***.

1.58 “MacroGenics Patent Rights”. MacroGenics Patent Rights means any Patent Rights Controlled by MacroGenics as of the Effective Date or during the Term that describe or claim MacroGenics Know-How, and are necessary or useful to conduct any Program or for BI to research, Develop, make and have made, use, offer for sale, sell or import a Collaboration DART or a Product. MacroGenics Patent Rights include the Patent Rights listed on Schedule 1.58. MacroGenics Patent Rights do not include Collaboration DART Patent Rights or Joint Patent Rights.

1.59 “Major EU Country”. Major EU Country means any of the following countries: ***

1.60 “Major Country”. Major Country means any of the following: ***

1.61 “MHW”. MHW means the Japanese Ministry of Health and Welfare, or any successor agency.

1.62 “NDA”. NDA means a New Drug Application or Biologics License Application, filed with the FDA and/or any other application required for the purpose of marketing or selling or using a therapeutic or prophylactic product to be filed with a governmental agency in a non-U.S. country or group of countries, including a Product License Application or Marketing Authorization in the European Union.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.63 “Net Sales”. Net Sales means the gross amount of sales of Products invoiced by BI, its Affiliates and Sublicensees to unaffiliated Third Parties, less:

(a) sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors;

(b) rejected goods, damaged or defective goods, recalls, returns;

(c) rebates, chargeback rebates, compulsory rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions;

(d) adjustments arising from consumer discount programs or other similar programs;

(e) non collectable receivables related to Product;

(f) customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes); or

(g) charges for packing, freight, shipping and insurance (to the extent that BI, its Affiliates and Sublicensees bear such costs).

Each of the foregoing deductions shall be determined as incurred in the ordinary course of business in type and amount consistent with good industry practice and in accordance with the applicable Accounting Standards of the selling party on a basis consistent with the applicable selling party’s audited consolidated financial statements. For sake of clarity and avoidance of doubt, sales by BI, its Affiliates or Sublicensees of a Product to a permitted Recognized Agent or Third Party Distributor of such Product in a given country shall be considered a sale to a Third Party customer. All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to the Products and other products of BI and its Affiliates and Sublicensees such that the Product does not bear a disproportionate portion of such deductions.

Supply of Products other than for cash shall be substituted to price on bona fide arms length sales; whereas the price shall be the average price of sold product for cash during the period based on quantity of drug substance sold.

Any Products used for promotional or advertising purposes (in reasonable and customary amounts) or used for clinical trials or other research purposes shall not be included in Net Sales. Donations for charity reasons shall also not be Net Sales.

“Recognized Agent” or “Third Party Distributor” for the purpose of this definition shall mean any Third Party which distributes (but does not Develop) Products directly to customers in countries where BI has no Affiliate or Sublicensee.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

In the event a Product is sold as a Combination Product, Net Sales of the Combination Product will be calculated as follows:

(1) If Product and other active component(s) within such Combination Product are sold separately, Net Sales will be calculated by multiplying the total Net Sales (as described above) of the Combination Product by the fraction A/(A+B), where A is the average gross selling price in the applicable country in the Territory of the Product sold separately in the same formulation and dosage, and B is the sum of the average gross selling prices in the applicable country in the Territory of such other active component(s) sold separately in the same formulation and dosage, during the applicable Calendar Year.

(2) If the Product within the particular Combination Product is sold independently of the other active component(s) therein, but the average gross selling price of such other active component(s) cannot be determined, Net Sales will be calculated by multiplying the total Net Sales (as described above) of the Combination Product by the fraction A/C where A is the average gross selling price of such Product sold independently and C is the average gross selling price of the entire Combination Product.

(3) If the other active component(s) within the Combination Product are sold independently of the Product therein, but the average gross selling price of such Product cannot be determined, Net Sales will be calculated by multiplying the total Net Sales (as described above) of the Combination Product by the fraction [1-B/C], where B is the average gross selling price of such other active component(s) and C is the average gross selling price of the entire Combination Product.

(4) If the Product and other active component(s) within the Combination Product are not sold separately, or if they are sold separately but the average gross selling price of neither such Product and other active component(s) within can be determined, Net Sales of the Combination Product shall be equal to Net Sales of the Combination Product multiplied by a mutually agreed percentage.

With respect to such other active component(s), the average gross selling price for a particular product shall be calculated for each Calendar Year by dividing the sales amount by the units of such product, as published by IMS or another mutually agreed independent source.

For purposes of the foregoing, in the initial Calendar Year during which a Combination Product is sold, a forecasted average gross selling price shall be used for the Product and other active component(s) therein, to be determined in good faith mutually by the Parties. Any over or under payment due to a difference between forecasted and actual average gross selling prices shall be paid or credited in the first royalty payment of the following Calendar Year. In the following Calendar Year the average gross selling price of both the Product and the other active component(s) included in the Combination Product in the previous year shall apply.

1.64 “Party” and “Parties”. Party means BI or MacroGenics individually, and Parties means BI and MacroGenics collectively.

1.65 “Patent Rights”. Patent Rights means patents, patent applications and/or provisional patent applications, utility models and utility model applications, design patents or registered industrial designs and design applications or applications for registration of industrial designs, petty patents, innovation patents, patents of addition, inventor’s certificates and all substitutions, divisionals, continuations, continuation-in-part applications, continued prosecution applications, requests for continued examinations, reissues, renewals, reexaminations and extensions and supplementary protection certificates granted in relation thereto, in any country of the world. For clarity, Patent Rights shall include any Patent Rights that claim priority to or common priority with such Patent Rights.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.66 “Phase I Clinical Trial”. Phase I Clinical Trial means a human clinical trial in any country that meets the requirements of 21 CFR §312.21(a) or a similar clinical study in a country other than the United States. Each Phase I Clinical Trial shall be deemed commenced upon dosing of the first participant in such trial.

1.67 “Phase II Clinical Trial”. Phase II Clinical Trial means a human clinical trial in any country that meets the requirements of 21 CFR §312.21(b) or a similar clinical study in a country other than the United States. Each Phase II Clinical Trial shall be deemed commenced upon dosing of the first participant in such trial.

1.68 “Phase III Clinical Trial”. Phase III Clinical Trial means a human clinical trial in any country in the Territory that meets the requirements of 21 CFR §312.21(c) or a similar clinical study in a country other than the United States. Each Phase III Clinical Trial shall be deemed commenced upon dosing of the first participant in such trial.

1.69 “Phase IV Clinical Trial”. Phase IV Clinical Trial means a post-registrational Clinical Trial conducted in any country or countries and required as a condition to, or for the maintenance of, any Regulatory Approval for a Product.

1.70 “Prior Confidentiality Agreement”. Prior Confidentiality Agreement means the Confidentiality Agreements between MacroGenics and Boehringer Ingelheim Pharmaceuticals, Inc, dated ***

1.71 “Product”. Product means any preparation in final form, either for sale by prescription, over-the-counter or any other method, or for administration to human patients or to animals in Clinical Trials, for any and all uses, which preparation contains a Collaboration DART. All references to Products in this Agreement shall be deemed to include Combination Products.

1.72 “Program”. Program means a program conducted pursuant to this Agreement and directed to the research, Development, manufacturing and Commercialization of Collaboration DARTs and Products which bind to the same specific Collaboration Target.

1.73 “Prosecution and Maintenance”. Prosecution and Maintenance means, with respect to a Patent Right, the preparing, filing, prosecuting and maintenance of such Patent Right, as well as re examinations, reissues and the like with respect to such Patent Right, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular Patent Right; and “Prosecute and Maintain” shall have the correlative meaning.

1.74 “Regulatory Approval”. Regulatory Approval means the technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of NDAs and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the distribution, marketing, promotion, offer for sale, use, import, export or sale of Product(s) in a regulatory jurisdiction.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.75 “Regulatory Authority”. Regulatory Authority means any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of a Product in the Territory, including the FDA, EMA and MHW (in each case as applicable), and any successor governmental authority having substantially the same function.

1.76 “Research Plan”. Research Plan means, with respect to each Program, a research plan developed by the Parties that sets forth the activities to be undertaken during the Research Term with respect to such Program, including the assignment of each Party’s responsibilities and the allocated number of MacroGenics FTEs in the course of such Program with respect to each Collaboration DART in such Program through ***, applicable RTP criteria, criteria for selecting Antibodies for the Collaboration DART, Materials to be provided by each Party and the number of Lead Candidates to be developed under each Program, which research plan which may be amended from time to time upon the agreement of the JSC.

1.77 “Research Target Profile” or “RTP”. Research Target Profile or RTP means for any Collaboration DART in a Program the written, quantifiable criteria agreed to by the Parties upon the commencement of such Program using the format as set forth in Schedule 1.77 (which may be amended from time to time upon mutual agreement of the Parties) and included in the Research Plan for such Program.

1.78 “Research Term”. Research Term means the Initial Research Term and, if applicable, the Extended Research Term.

1.79 “Senior Executives”. Senior Executives means, in the case of MacroGenics, the Chief Executive Officer of MacroGenics (or a senior executive officer designated by the Chief Executive Officer of MacroGenics) and in the case of BI, depending on the actual status of the Product, the board member responsible for research, development and medicine or the board member responsible for marketing and sales; or in each case such individual’s nominated designee, who is a member of BI’s senior management with appropriate decision making authority.

1.80 “Start of Pre-Clinical Development Candidate” or “SOPD Candidate”. Start of Pre-Clinical Development Candidate or SOPD Candidate means each Collaboration DART that has been accepted by BI in accordance with Section 3.5.

1.81 “Start of Pre-Clinical Development Candidate Criteria” or “SOPD Candidate Criteria”. Start of Pre-Clinical Development Candidate Criteria or SOPD Candidate Criteria means the *** (using the format as set forth in Schedule 1.81 (which may be amended from time to time upon mutual agreement of the Parties)) after the first Collaboration DART in such Program has been deemed a Lead Candidate and included in the Research Plan for such Program.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.82 “Sublicensee”. Sublicensee means a Third Party to whom BI (or its Affiliate) has granted a license or sublicense under the MacroGenics Intellectual Property, Collaboration DART Intellectual Property and/or Joint Intellectual Property to research, Develop, make and have made, offer for sale, sell or import a Product; provided, however, that a Sublicensee shall not include any distributor, dealer or reseller.

1.83 “Target”. Target means (a) an antigen composed of a polypeptide, a complex or more than one polypeptide or a post-translational modification of a polypeptide (e.g., glycosylation, phosphorylation, etc.) that is recognized by an Antibody through direct binding to such antigen; or (b) a gene encoding an antigen and the products encoded by such gene, including any homologues, variants, alternatively spliced variants, mutants, deletions or fragments or partial sequences of such antigen.

1.84 “Terminated Product”. Terminated Product means (a) with respect to the termination of a Program pursuant to Section 10.2(b), each Collaboration DART and Product included in such Program; and (b) with respect to termination of this Agreement in its entirety, all Collaboration DARTs and Products.

1.85 “Terminated Target”. Terminated Target means (a) the Collaboration Target to which a Terminated Product is Directed; or (b) any Collaboration Target that is removed from the Collaboration Target List pursuant to Section 3.2(d).

1.86 “Territory”. Territory means all countries in the world.

1.87 “Third Party”. Third Party means an entity other than BI and its Affiliates, and MacroGenics and its Affiliates.

1.88 “Valid Claim”. Valid Claim means (a) a claim of an issued patent that has not expired or been abandoned, or been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) or (b) a claim within a patent application which application has not been pending for *** from the date of its priority filing date and which claim has not been revoked, cancelled, withdrawn, held invalid or abandoned or finally determined to be unallowable in a decision from which an appeal cannot or can no longer be taken.

1.89 Each of the following definitions is set forth in the section of this Agreement indicated below:

Definition:	Section:
Acquiring/Acquired Party	5.8(c)(iii)
Additional Cure Period	10.2(a)
Agreement	Preamble
Audited Party	6.8
Auditing Party	6.8
Bankruptcy Code	5.7
BI	Preamble

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Definition:	Section:
BI Indemnitees	9.5
Clinical Development Plan	4.2(a)
Co-Development Budget	4.4(a)
Co-Development Obligations	4.4(b)(i)
Co-Development Product	4.4(a)
Commercialization Plan	4.5(a)
Co-Promotion Option	4.5(a)
CPI	1.41
Defaulting Party	10.2(a)
Development Data Package	4.4(a)
Dispute	11.1
Effective Date	Preamble
Excluded Claim	11.2
Extended Research Term	3.1(c)
IMS	1.42
Initial Research Plans	3.1(b)
Initiating Party	7.5(d)
Joint Counsel	7.4(a)
Joint Counsel Patent Rights	7.4(a)
Joint Intellectual Property	7.1(a)
Joint Know-How	7.1(a)
Joint Patent Rights	7.1(a)
JDC	2.3(b)(i)
JRC	2.3
JSC	2.2(a)
Lead Candidate Review Period	3.4(c)
M&A Event	12.7
MacroGenics	Preamble
MacroGenics Indemnitees	9.4
MacroGenics Shared Percentage	4.4(a)
Maintenance Payment	6.3(a)
Materials	3.6
Non-Defaulting Party	10.2(a)
Project Leader	2.1
Records	3.9(a)
Replacement Product	6.4(a)
Royalty Term	6.6(b)
SEC Filing	8.4(c)
SOPD Candidate Review Period	3.5(b)
Term	10.1
Third Party Claim	9.4

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE II

GOVERNANCE

2.1 Project Leaders. Within fifteen (15) Business Days after the Effective Date, each Party will appoint for each Program (and provide written notice to the other Party of the identity of) a senior representative having a general understanding of pharmaceutical discovery and development issues to act as its project leader under this Agreement (the “Project Leader”). A Project Leader may support multiple ongoing Programs. The Project Leaders will serve as the contact point between the Parties, and will be primarily responsible for: (a) facilitating the flow of information and otherwise promoting communication, coordination of the day-to-day work and collaboration between the Parties with respect to a particular Research Plan; (b) providing single point communication for seeking consensus both internally within the respective Party’s organization; and (c) raising cross-Party and/or cross-functional disputes in a timely manner. The Project Leaders shall ensure regular biweekly telephone conferences or more frequently as deemed necessary or appropriate, to exchange informal information regarding the progress of the relevant Program. Each Party may change its designated Project Leader from time to time upon prior written notice to the other Party. Any Project Leader may designate a substitute to temporarily perform the functions of that Project Leader by prior written notice to the other Party.

2.2 Joint Steering Committee.

(a) Composition. Promptly after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”). The JSC shall be comprised of three (3) named representatives of BI and three (3) named representatives of MacroGenics (or such other number as the Parties may agree). As soon as practicable after the Effective Date (but in no event more than fifteen (15) Business Days after the Effective Date), each Party shall designate by written notice to the other Party its initial representatives on the JSC. Each Party may replace one or more of its representatives, in its sole discretion, effective upon written notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Programs. Either Party may, from time to time, invite additional representatives or consultants to attend JSC meetings; provided that at least ten (10) Business Days prior written notice is given of a Party’s intention to invite such other representatives or consultants and providing full details about the name, employer and professional background of such other representatives or consultants, and subject to such representative’s and consultant’s written agreement to comply with confidentiality obligations substantially the same as those set forth in ARTICLE VIII. Each Party shall bear its own expenses related to the attendance at JSC meetings by its representatives. The JSC shall be co-chaired by a representative from each Party. The chairpersons shall set the agendas for the JSC meeting in advance. The JSC shall be disbanded upon expiration of the Research Term.

(b) Function and Powers of the JSC. During the Research Term, the JSC’s responsibilities shall include: (i) approving each Research Plan, RTP and any amendments thereto; (ii) approving the *** Candidate Criteria; (iii) providing a forum for discussion of the Research Plan, RTP, the status of the Programs, and relevant data; (iv) reallocating resources within and/or among the Programs and the prioritization of Programs; (v) serving as a forum for

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

informal resolution of disagreements that may arise in the relation to the Parties activities under the Programs; (vi) determining and approving the overall strategy for publications and presentations pursuant to Sections 8.3 and 8.4; and (vii) considering and acting upon such other matters as specified in this Agreement.

2.3 Subcommittees. The JSC may establish and disband such subcommittees as deemed necessary by the JSC. Each such subcommittee shall consist of the same number of representatives designated by each Party, which number shall be mutually agreed by the Parties. Each Party shall be free to change its representatives on written notice to the other Party or to send a substitute representative to any subcommittee meeting. Each Party’s representatives and any substitute for a representative shall be bound by the obligations of confidentiality set forth in ARTICLE VIII. Except as expressly provided in this Agreement, no subcommittee shall have the authority to bind the Parties hereunder and each subcommittee shall report to the JSC. The initial subcommittee of the JSC will be the Joint Research Committee (“JRC”). The Parties may elect to establish a single JRC or may elect to establish a separate JRC for each Program.

(a) Joint Research Committee.

(i) Promptly after the Effective Date, the Parties shall establish the JRC (or, if multiple JRCs are to be established, promptly after each Program commences). The JRC shall be comprised of three (3) named representatives of BI and three (3) named representatives of MacroGenics (or such other number as the Parties may agree). As soon as practicable after the establishment of the JRC, each Party shall designate by written notice to the other Party its initial representatives on the JRC. Each Party may replace one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the relevant Program(s). Either party may, from time to time, invite additional representatives or consultants to attend JRC meetings; provided that at least ten (10) Business Days prior written notice is given of a Party’s intention to invite such other representatives or consultants and providing full details about the name, employer and professional background of such other representatives or consultants, and subject to such representative’s and consultant’s written agreement to comply with confidentiality obligations substantially the same as those set forth in ARTICLE VIII. Each Party shall bear its own expenses related to the attendance at JRC meetings by its representatives. The JRC shall be co-chaired by a representative of each Party. The chairpersons shall set the agendas for the JRC meeting in advance. The JRC shall be disbanded upon expiration of the Research Term.

(ii) During the Research Term, the JRC’s responsibilities shall include: (A) prioritizing research on Collaboration Targets; (B) developing the Research Plan, RTP and any amendments thereto for approval by the JSC; (C) establishing the *** Candidate Criteria for each Program; (D) reviewing and tracking the exchange and use of Materials pursuant to Section 3.6; (E) considering and advising on technical issues and issues of priority that arise in the conduct of the relevant Program(s); and (F) considering and acting upon such other matters as specified in this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Joint Development Committee.

(i)***, the Parties will establish the Joint Development Committee (“JDC”) and each Party shall designate by written notice to the other Party its initial representatives on the JDC. The JDC shall be comprised of two (2) named representatives of BI and two (2) named representatives of MacroGenics (or such other number as the Parties may agree). Each Party may replace one or more of its representatives, in its sole discretion, effective upon written notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the relevant Program(s). Either Party may, from time to time, invite additional representatives or consultants to attend JDC meetings; provided that at least ten (10) Business Days prior written notice is given of a Party’s intention to invite such other representatives or consultants and providing full details about the name, employer and professional background of such other representatives or consultants, and subject to such representative’s and consultant’s written agreement to comply with confidentiality obligations substantially the same as those set forth in ARTICLE VIII. Each Party shall bear its own expenses related to the attendance at JDC meetings by its representatives. The JDC shall be co-chaired by a representative of each Party. The chairpersons shall set the agendas for the JDC meeting in advance. The JDC shall be disbanded upon completion of the relevant ***.

(ii) The JDC’s responsibilities shall include coordinating activities related to the *** in accordance with Section 4.3 and considering and acting upon such other matters as specified in this Agreement.

2.4 Meetings. Commencing in the fourth Calendar Quarter of 2010, the JSC shall hold at least *** per Calendar Year and each of the subcommittees shall each hold at least one (1) meeting per Calendar Quarter. Either Party shall be entitled to request any additional meetings of the JSC. Meetings of the JSC and the subcommittees, respectively, shall be effective only if at least two (2) representative of each Party are present or participating. The location of meetings shall be as agreed by the Parties, and may be held in person, alternating locations between the Parties, or by telephone conference call or by videoconference; provided, however, that at least *** of the JSC and each subcommittee per Calendar Year are held in person. Each Party shall be responsible for all of its own expenses incurred in connection with preparing for and participating in all such meetings. Within ten (10) Business Days prior to each scheduled meeting, the Parties shall, in accordance with Section 3.9(b), provide a report to the JSC or JRC (in each case as applicable) detailing its progress with respect to the respective Programs. The Parties will rotate the responsibility for recording, preparing and issuing minutes for each JSC, and any subcommittee within fifteen (15) Business Days thereafter.

2.5 Decision-making.

(a) Initial Dispute Resolution Procedures. Subject to the provisions of this Section 2.5, actions to be taken by the JSC and each of the subcommittees shall be taken only following a unanimous vote, with each Party, through its representatives, having one (1) vote. If any subcommittee fails to reach unanimous agreement on a matter before it for decision ***, the matter shall be referred to the JSC unless the JSC has been disbanded, in which case such matter shall be referred to *** MacroGenics and *** of BI for resolution in accordance with Section 2.5(b).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Referral of Unresolved Matters to Executives. If, in accordance with Section 2.5(a), the JSC does not resolve any matter considered by it within *** after the matter is first considered by it, the matter may be referred by either Party to the *** of MacroGenics and *** of BI to be resolved by negotiation in good faith as soon as practicable but in no event *** after referral. Such resolution, if any, of a referred issue by the *** and *** shall be final and binding on the Parties.

(c) Final Decision-Making. If a dispute referred to the *** and *** has not been resolved in accordance with Section 2.5(b), then, subject to Section 2.5(d), *** ***. Any *** under this Section 2.5(c) shall be deemed a decision of the JSC for purposes of this Agreement.

(d) Exceptions. Notwithstanding Section 2.5(c), *** to exercise such decision-making authority (i) ***; (ii) in a manner that excuses BI from any of its obligations specifically enumerated under this Agreement, (iii) in a manner that negates any consent rights or other rights specifically allocated to MacroGenics under this Agreement; (iv) to resolve any dispute regarding whether a milestone event set forth in Section 6.4 has been achieved; (v) in a manner that would require MacroGenics to perform activities (A) for which BI *** (except as expressly set forth in this Agreement); (B) which MacroGenics has not agreed to perform as set forth in this Agreement or an Initial Research Plan, or as otherwise agreed in writing by MacroGenics; or (C) which require MacroGenics to use any Know-How or other technology not contemplated in an Initial Research Plan and that are not developed internally by MacroGenics; (vi) *** or (vii) in a manner that would require MacroGenics to perform any act that it reasonably believes to be inconsistent with any Law or any approval, order, policy, guidelines of a Regulatory Authority or ethical requirements or ethical guidelines.

2.6 Limitations on JSC Authority. The JSC and any subcommittee shall have only the powers assigned expressly to it in this ARTICLE II and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement. In furtherance thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the JSC or any subcommittee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.

ARTICLE III

RESEARCH PROGRAM

3.1 General.

(a) Objectives. The initial objective of each Program is to develop Collaboration DARTs Directed to a specific Collaboration Target and to Develop such Collaborative DARTs to meet the SOPD Candidate Criteria and being declared SOPD

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Candidates. The Parties may also agree to collaborate on additional exploratory projects related to the Programs. Up to ten (10) Programs shall be undertaken through the generation of Lead Candidates meeting RTP criteria and eventually SOPD Candidate Criteria under this Agreement. For each Collaboration DART that is deemed an SOPD Candidate, BI shall, in accordance with ARTICLE IV, have full responsibility for further Development, manufacture and Commercialization activities.

(b) Research Plans. The Parties shall agree to a Research Plan for each Program and shall conduct each Program in accordance with the applicable Research Plan. The Parties shall agree to *** (the “Initial Research Plans”), which Initial Research Plans shall include ***Collaboration Targets and shall set forth the tasks to be undertaken by the Parties (including relevant technology to be used and Materials (as defined below) to be provided) under each Program.

(c) Extended Research Term. In the event that BI reasonably believes that the Parties will not complete the activities under the Research Plan for any Program initiated during the first *** of the Initial Research Term, then BI, at its sole discretion, may extend the Research Term to complete the goals of such Research Plan as then in effect for a *** period (the “Extended Research Term”) from the expiration of the Initial Research Term. BI may extend the Research Term by giving written notice to MacroGenics at least *** prior to the expiration of the Initial Research Term. The Parties shall mutually agree upon the number of FTEs at MacroGenics needed to perform the research during the Extended Research Term and BI shall provide funding for such FTEs in accordance with Section 6.3(b)(ii). The Parties may further prolong the Extended Research Term by mutual written agreement of the Parties.

3.2 Selection of Collaboration Targets.

(a) Initial Collaboration Targets. As of the Effective Date the Parties have agreed to include the Initial Collaboration Targets set forth on Schedule 1.47 as Collaboration Targets under this Agreement.

(b) Additional Collaboration Targets. Within *** from the Effective Date, BI may submit in writing to MacroGenics additional Dual Target Combinations (which must be accompanied by the Entrez Gene ID, HUGO or official symbol and any common synonyms, if available, for each Target included in such Dual Target Combination) which BI in good faith wishes to include as Collaboration Targets; provided that in no event shall there be more than *** Collaboration Targets at any time during the Research Term. For purposes of clarity, BI shall have the right to substitute Collaboration Targets in accordance with Section 3.2(d). MacroGenics shall, subject to Section 3.2(c), provide BI written notice of whether any such additional Dual Target Combinations shall be included as Collaboration Targets within *** Business Days after receipt of notice of such additional Dual Target Combinations.

(c) Limitation on MacroGenics Rejection of Proposed Collaboration Targets. MacroGenics may reject a proposed Dual Target Combination submitted by BI in accordance with Section 3.2(b) only if prior to BI’s submission of such proposed Dual Target Combination: (i) *** in such proposed Dual Target Combination (but only if such Target is included in a written list of no more than *** Targets (which must be accompanied by the Entrez

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Gene ID, HUGO or official symbol and any common synonyms, if available, for each Target) provided by MacroGenics to a Third Party gatekeeper that is mutually acceptable to MacroGenics and BI prior to the Effective Date and which is subject to *** of such list for each *** not to exceed ***Targets in total at any given time, by MacroGenics and which is shared prior to the end of each *** with such Third Party gatekeeper), provided however that under this clause (i) MacroGenics will not reject more than *** Dual Target Combinations in the *** period after the Effective Date and each consecutive *** period thereafter; provided that BI shall *** under this Section 3.2(c) unless mutually agreed to by the Parties; (ii) MacroGenics or its Affiliates have entered into an agreement with a Third Party pursuant to which MacroGenics or its Affiliates have committed any *** included in such *** to such Third Party; or (iii) MacroGenics is in good faith active partnering discussions with a Third Party *** included in such *** (as supported by written evidence *** BI’s submission of any Dual Target Combination according to Section 3.2(b))), and in each case (i), (ii) and (iii), MacroGenics shall provide BI with written documentation on the reason for its rejection of any proposed *** included in MacroGenics’ Target list and BI shall be entitled to confirm any such rejection under clause (i) directly with a Third Party gatekeeper to the then current MacroGenics Target list; provided that MacroGenics shall not be required to provide any written documentation or other disclosure that would violate its confidentiality obligations to a Third Party.

(d) Removal of Collaboration Targets from Collaboration Targets List. At any time during the Initial Research Term, BI may remove a Collaboration Target from the Collaboration Targets List (i) prior to the Parties commencing activities under a Research Plan with respect to such Collaboration Target or (ii) at any time after commencing research under the Research Plan with respect to a Collaboration Target in the event that BI reasonably and in good faith concludes that a Collaboration DART can not meet the applicable RTP. In the event of the removal of a Dual Target Combination from the Collaboration Targets List in accordance with this Section 3.2(d)(ii), (A) such removal shall be treated as a *** with respect to the Program for such Collaboration Target; and (B) BI may submit an additional replacement Dual Target Combination to MacroGenics in accordance with Section 3.2(b). Notwithstanding the foregoing, in no event shall the cumulative number of Collaboration Targets pursued under this Agreement by the Parties (including any Collaboration Targets that are removed from the Collaboration Targets List pursuant to this Section 3.2(d)(i) or (ii)) exceed *** unless mutually agreed by the Parties.

3.3 Conduct of the Programs.

(a) MacroGenics and BI shall each use Commercially Reasonable Efforts to conduct each Program in good scientific manner and in accordance with the applicable Research Plan.

(b) Either Party shall have the right to utilize the services of a Third Party to perform its Program obligations under the Research Plan. Each Party shall remain at all times fully liable for its responsibilities under each Program and this Agreement.

(c) MacroGenics and BI shall conduct each Program in accordance with all applicable Laws, including, all current governmental regulatory requirements concerning Good Laboratory Practices. To the best of its knowledge, each Party hereby certifies that it will not employ or otherwise use in any capacity the services of any person debarred under 21 USC §335a in performing any activities hereunder.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

3.4 Research Target Profile; Lead Candidate Identification.

(a) The Research Plan for a Program shall set forth the applicable RTP for Collaboration DARTs in such Program. The JRC shall develop, and the JSC shall approve, such RTP based on the template provided in Schedule 1.77 *** (as agreed by JSC)” in Schedule 1.77.

(b) Following approval of the RTP for a Program, the JRC may, from time to time during the Research Term, nominate a Collaboration DART from such Program that meets the RTP for consideration as a Lead Candidate. For each such nominated Collaboration DART the JRC shall prepare and deliver to BI a data package for BI to evaluate. Such data package shall include the results from all tests and other measures included in the RTP. Within *** after delivery to BI of such data package, BI shall provide MacroGenics written notice whether BI (i) accepts such Collaboration DART as a Lead Candidate and intends to continue the relevant Program for such Lead Candidate in accordance with the terms of this Agreement, in which case such Collaboration DART shall be deemed a Lead Candidate; (ii) does not accept such Collaboration DART as a Lead Candidate, but either desires to continue evaluation of such Collaboration DART in accordance with subsection (c) or continue the relevant Program with respect to other Collaboration DARTs; or (iii) does not accept such Collaboration DART as a Lead Candidate and does not desire to continue the relevant Program, in which case this Agreement shall terminate with respect to such Program and such termination shall be treated as a termination under Section 10.2(b).

(c) If a Collaboration DART that has achieved the Lead Candidate Criteria is not accepted by BI as a Lead Candidate in accordance with Section 3.4(b), then within *** (the “Lead Candidate Review Period”) BI shall have the right, by providing written notice to MacroGenics to accept any such Collaboration DART as a Lead Candidate, and the Parties shall continue the relevant Program for such Lead Candidate in accordance with the terms of this Agreement. If upon expiration of the applicable Lead Candidate Review Period the relevant Collaboration DART has not been accepted by BI as a Lead Candidate, then (i) the licenses granted to BI under ARTICLE V with respect to such Collaboration DART shall terminate and (ii) if no Collaboration DART has been accepted as a Lead Candidate for the relevant Program, BI shall provide MacroGenics written notice of whether BI (A) desires to continue the relevant Program with respect to other Collaboration DARTs; or (B) does not desire to continue the relevant Program, in which case this Agreement shall terminate with respect to such Program and such termination shall be treated as a termination under Section 10.2(b).

(d) Upon the initiation by BI of any ***, BI shall provide MacroGenics written notice of such initiation, BI shall be deemed to have accepted such Collaboration DART as a Lead Candidate and such Collaboration DART shall be deemed a Lead Candidate.

(e) BI shall *** for the first Collaboration DART from each Program that BI accepts as a Lead Candidate pursuant to subsections (b), (c) or (d) of this Section 3.4. For the sake of clarity, BI has the right to select additional Collaboration DARTs from the same Program as Lead Candidates.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

3.5 Start of Pre-Clinical Development Candidate Criteria; SOPD Candidate Identification.

(a) Within *** following the date on which a Collaboration DART in a Program is deemed a Lead Candidate, the JRC shall determine and the JSC shall approve, the Start of Pre-Clinical Development Candidate Criteria applicable to such Program. The JRC shall develop, and the JSC shall approve, such Start of Pre-Clinical Development Candidate Criteria based on the template provided in Schedule 1.81 and shall *** Following approval of the Start of Pre-Clinical Development Candidate Criteria for a Program and subject to the approval of the JSC, the JRC may, from time to time during the Research Term, nominate a Collaboration DART from such Program that has achieved the Start of Pre-Clinical Development Candidate Criteria for consideration as an SOPD Candidate. The JSC shall have the right to approve any such nomination. For each such nominated Collaboration DART the JRC shall prepare and deliver to BI a data package for BI to evaluate such Collaboration DART for designation as an SOPD Candidate. Such data package shall include the results from all tests and other measures included in the SOPD Criteria. Within ***after delivery to BI of the data package, BI shall provide MacroGenics written notice whether BI (i) accepts such Collaboration DART as an SOPD Candidate and intends to Develop and/or Commercialize such SOPD Candidate in accordance with the terms of this Agreement, in which case such Collaboration DART shall be deemed an SOPD Candidate; (ii) does not accept such Collaboration DART as an SOPD Candidate, but either desires to continue evaluation of such Collaboration Dart in accordance with subsection (b) or to continue the relevant Program with respect to other Collaboration DARTs; or (iii) does not accept such Collaboration DART as an SOPD Candidate and does not desire to continue the relevant Program, in which case this Agreement shall terminate with respect to such Program and such termination shall be treated as a termination under Section 10.2(b).

(b) If a Collaboration DART that has achieved the SOPD Candidate Criteria is not accepted by BI as an SOPD Candidate in accordance with Section 3.5(a), then within *** after such Collaboration DART was first submitted to BI as an SOPD Candidate (the “SOPD Candidate Review Period”) BI shall have the right, by providing written notice to MacroGenics to accept any such Collaboration DART as an SOPD Candidate, and BI shall research, Develop, manufacture and Commercialize such SOPD Candidate in accordance with the terms of this Agreement. If upon expiration of the applicable SOPD Candidate Review Period the relevant Collaboration DART has not been accepted by BI as an SOPD Candidate, then (i) the licenses granted to BI under ARTICLE V with respect to such Collaboration DART shall terminate and (ii) if no Collaboration DART has been accepted as an SOPD Candidate for the relevant Program, BI shall provide MacroGenics written notice of whether BI (A) desires to continue the relevant Program with respect to other Collaboration DARTs; or (B) does not desire to continue the relevant Program, in which case this Agreement shall terminate with respect to such Program and such termination shall be treated as a termination under Section 10.2(b).

(c) In the event that BI initiates *** with respect to any Collaboration DART that has not previously been accepted by BI in accordance with Section 3.5(b), BI shall provide MacroGenics written notice of such initiation, BI shall ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(d) BI shall pay any applicable milestone payment as set forth in Section 6.4(a)(ii) for the *** from each Program that BI accepts as an SOPD Candidate pursuant to subsections (a), (b) or (c) of this Section 3.5. For the sake of clarity, BI has the right to select additional Collaboration DARTs from the same Program.

(e) If following end of the Research Term and any SOPD Candidate Review Period ongoing at the end of the Research Term there is any Program for which no Collaboration DART has been accepted by BI as an SOPD Candidate, whether pursuant to subsections (a), (b) or (c) of this Section 3.5, then this Agreement shall terminate with respect to such Program and such termination shall be treated as a termination under Section 10.2(b).

3.6 Materials and Know-How Transfer.

(a) In order to facilitate any Program, each Party shall, as set forth in the applicable Research Plan, provide to the other Party certain tangible biological materials including *** (“Materials”) and, subject to Section 3.7, Know-How Controlled by the supplying Party (other than under this Agreement) for use by the other Party in furtherance of such Program. MacroGenics shall furthermore transfer to BI the ***. The transfer of any such Materials shall be conducted pursuant to the terms of this Agreement, including the following:

(b) All Materials and Know-How supplied by one Party to the other Party shall remain the sole property of the supplying Party, except those MacroGenics Collaboration Antibodies as further outlined in Section 3.6(c) below, and shall be used (i) only for the specific purpose provided for in the applicable Research Plan, and (ii) solely under the control of the receiving Party. In the event a receiving Party uses Materials provided by the supplying Party for purposes other than for the specific purpose provided in the applicable Research Plan, the supplying Party shall solely own any results, discoveries or inventions arising out of such use and the receiving Party hereby assigns to the supply Party all right, title and interest in such results, discoveries or inventions. The Materials may not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, and shall not be used in research or testing involving human subjects, except as expressly contemplated in the applicable Research Plan or in accordance with this Agreement. Any Materials supplied by one Party to the other Party must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known. All Materials shall be returned to the supplying Party or destroyed (at the election of the supplying Party) promptly after completion of the permitted use. The use of the Materials shall comply with restrictions and conditions on use (if any) imposed by Third Parties.

(c) MacroGenics Collaboration Antibodies created in accordance with Section 1.55(a), including Know-How that is solely and specifically related to such MacroGenics Collaboration Antibodies, shall be solely owned by BI, and MacroGenics shall not use such MacroGenics Collaboration Antibodies and/or such Know-How for any other purpose, either alone or in collaboration with any Third Party.

(d) THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

3.7 Third Party Intellectual Property. In developing each Research Plan, the Parties shall discuss whether any Third Party Patent Rights or Know-How will be utilized in the conduct of activities under the applicable Research Plan. MacroGenics shall disclose to BI the details of the payment obligations of which it is aware that would be triggered by such use of Third Party Patent Rights or Know-How in the respective Program. To the extent that the Parties mutually agree to utilize any Patent Right or Know-How that is licensed to or has been acquired by MacroGenics and such utilization would require the payment of additional consideration to the Third Party from which the Patent Rights or Know-How was licensed or acquired, such Patent Rights or Know-How shall not be deemed under the Control of MacroGenics unless the Parties agree ***. For purposes of clarity, nothing in this Section 3.7 shall limit BI’s rights to, independent of MacroGenics, obtain from a Third Party a license or other right with respect to such Third Party’s Patent Rights or Know-How.

3.8 Manufacturing of Research Material. MacroGenics shall be responsible for the production of all Collaboration DARTs and Products for research testing purposes in accordance with the Research Plans. For clarity, BI shall be entitled to manufacture Collaboration DARTs and Products during the Research Term.

3.9 Records and Reports.

(a) Records. Each Party shall maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of each Program by or on behalf of such Party (the “Records”), including the procedures, techniques and methodologies used, the progress made, and any inventions conceived and/or reduced to practice or otherwise made within the scope of or in connection with each Program. As part of keeping the Records, each Party shall ensure that all of its personnel, and all of its agents that are involved in each Program will keep accurate laboratory notebooks, which laboratory notebooks: (i) shall be duly signed, dated and witnessed; and (ii) shall be created and maintained in accordance with its standard operating procedures that would be sufficient to allow for said laboratory notebooks to be used in any proceedings before the United States Patent and Trademark Office or United States courts, in order to establish the date of invention for any inventions in accordance with the United States patent laws. During the Term of this Agreement, MacroGenics shall upon written request by BI, which shall not be unreasonably made: (A) make all Records available for inspection and review by BI during normal business hours in a timely manner; and (B) provide copies of the Records or any part(s) thereof to BI, as reasonably requested by BI. After each Collaboration DART has been accepted by BI as SOPD Candidate, BI shall have the right to request a copy of the relevant portions of the laboratory notebooks relating to the generation of such SOPD Candidate be provided by MacroGenics to BI. After such request by BI, MacroGenics shall provide such copies of the laboratory notebooks promptly to BI.

(b) Reports to the JSC and JRC. Within ten (10) Business Days prior to each scheduled JSC and JRC meeting, the Parties shall provide to the JSC and JRC a written

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

report on the progress of each Program, summarizing the work performed under the Program and evaluating the work performed in relation to the goals of each Program. Each Party shall provide such other information required by each Program or reasonably requested by the other Party and reasonably available, relating to the progress of the goals or performance of each Program.

ARTICLE IV

DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS; DILIGENCE

4.1 Responsibility for Development, Manufacturing and Commercialization.

(a) Following acceptance of an SOPD Candidate, BI shall have full responsibility, at its sole expense, for the worldwide research, Development, manufacturing and Commercialization of such SOPD Candidate and any Products that include such SOPD Candidate. BI shall use Commercially Reasonable Efforts (itself or through an Affiliate or Sublicensee) to Develop and, following Regulatory Approval, Commercialize at least *** Product with respect to each Collaboration Target in at least *** of the following *** (i) ***, (ii) *** and (iii) ***.

(b) MacroGenics shall, following BI’s reasonable request therefor and at BI’s expense, provide to BI, or its designated Affiliate or Third Party manufacturer selected by BI to manufacture the Products, reasonable technical assistance, manufacturing Know-How, including Materials, and material specifications Controlled by MacroGenics that are necessary for BI, its Affiliate or such Third Party manufacturer to manufacture the Products.

4.2 Development and Commercialization Activities.

(a) Clinical Development Plans. For each Product for which BI initiates a ***, BI shall prepare a clinical development plan outlining the major clinical Development activities that BI expects to undertake, including anticipated timescales, relating to the Product up to the submission of the initial NDA for the applicable Product (each, a “Clinical Development Plan”). It is understood that each Clinical Development Plan is intended to be a fluid document and is subject to change by BI based on, among other things, changes in the market, discussions with investigators and Regulatory Authorities and the results of studies undertaken. Subject to the provisions of ARTICLE VIII, during the Term, BI shall provide MacroGenics a copy of ***. The Clinical Development Plans will be created, approved, and amended according to BI’s then-current internal standards and processes for such Clinical Development Plans. The responsibility to provide a Clinical Development Plan for a particular Product shall terminate if BI ceases further Clinical Development of such Product.

(b) Progress Reports. After the end of the Research Term and continuing until the First Commercial Sale of the respective SOPD Candidate or Product, BI shall provide within *** days after *** of each Calendar Year a written progress report to MacroGenics which summarizes the activities undertaken and the data obtained in the prior *** to Develop each SOPD Candidate or Product for which BI has paid a milestone according to Section 6.4(a)(i).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

4.3 Conduct of Phase I Clinical Trial. In the event that either Party reasonably desires for ***, such Party shall submit a written request to the other Party, together with a draft protocol, clinical plan and a proposed budget prepared in good faith by such Party; provided that ***. In the event that the Parties agree to the conduct of such ***, the Parties shall establish the JDC in accordance with Section 2.3(b). *** its out-of-pocket expenses, specifically identifiable and documented and FTE costs incurred in connection with any such ***. Together with each Invoice, ***. For avoidance of doubt, ***. All results and data of such ***.

4.4 Co-Development.

(a) Generally. Within *** months prior to the initiation of a *** for any Product, BI shall provide MacroGenics with (i) an updated progress report (in accordance with Section 4.2(b)); (ii) BI’s then current Development Plan and budget for the Clinical Development Costs (the “Co-Development Budget”) with respect to such Product; (iii) then available documentation for IND update for such Product, and MacroGenics may reasonably request that BI provides additional information to such Product and BI shall provide MacroGenics with such information as reasonably available for such Product unless such information is proprietary and confidential information of BI related to BI Biopharmaceutical Technology; (iv) clinical study summaries from prior Clinical Trials conducted with such Product; and (v) copies of material correspondence with Regulatory Authorities with respect to such Product relevant for *** (collectively, the “Development Data Package”). MacroGenics shall have the option, exercisable with respect to *** Products, to co-fund up to *** of BI’s Clinical Development Costs which are incurred after the date of such written notice and *** for such Product. MacroGenics may exercise such option by providing BI written notice within *** days after receipt of the Development Data Package, and such Product shall be deemed to be a “Co-Development Product”. MacroGenics shall specify in such notice the percentage of BI’s Clinical Development Costs for the Co-Development Product that MacroGenics intends to co-fund (the “MacroGenics Shared Percentage”). In the event, MacroGenics does not provide a written notification to BI within such ***day period, such Product will automatically be excluded from such co-development option under this Section 4.4 and MacroGenics shall automatically be deemed to have waived its co-development option right with regard to such Product.

(b) Effects of Co-Development Opt-In. If MacroGenics delivers such written notice as described above for a Co-Development Product, the following shall apply:

(i) MacroGenics shall be responsible for the applicable MacroGenics Shared Percentage of BI’s Clinical Development Costs which are incurred for such Co-Development Product after the date of such written notice and until the Filing of the first NDA in a Major Country (including Filing of an NDA with the EMA) for such Product (the “Co-Development Obligations”); provided in no event shall MacroGenics be obligated to fund any portion of such Clinical Development Costs that exceeds *** of the Clinical Development Costs provided for in the Co-Development Budget (with a corresponding pro rata reduction in the royalty increase MacroGenics would receive as set forth in more detail in Section 4.4(b)(iii)). BI shall remain solely responsible for Development and manufacturing activities for such Co-Development Product.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(ii) After MacroGenics has delivered such written notice and within *** following each of the Calendar Quarters I (January to March), II (April to June), and III (July to September), BI shall issue an invoice to MacroGenics for the MacroGenics Shared Percentage of the Clinical Development Costs based on budgeted cost for the respective Calendar Quarter. Within *** following the end of the Calendar Quarter IV (October to December), BI shall provide to MacroGenics *** with respect to such Co-Development Product, as certified by BI’s senior controlling staff. Simultaneously, BI shall issue an invoice in the amount of the MacroGenics Shared Percentage of the Clinical Development Costs actually incurred by BI for such Calendar Year deducting the payments received for Calendar Quarters I, II and III. In the event the actual Clinical Development Costs for the Calendar Year surpass the budgeted amount by more than ***, the stipulations of Section 4.4(b)(i) will apply. MacroGenics shall pay all amounts payable under any such invoice within thirty (30) days after its receipt of such invoice. ***.

(iii) The applicable royalty rates set forth in Section 6.6 payable on each Co-Development Product shall be increased by *** of the Clinical Development Cost co-funded by MacroGenics. For example, if MacroGenics co-funds *** of the Clinical Development Costs for such Co-Development Product, the applicable *** by ***. If MacroGenics co-funds less than the MacroGenics Shared Percentage of the Clinical Development Costs for a Co-Development Product because actual expenses exceeded BI’s budget forecast by more than *** of the Clinical Development Costs for such Co-Development Product, then MacroGenics shall receive *** on such Co-Development Product based on its percentage share of the actual Clinical Development Costs in accordance with the formula set forth in this Section 4.4(b)(iii).

(c) Termination of Co-Development. Upon not less than *** prior written notice to BI, MacroGenics may elect to discontinue its Co-Development Obligations with respect to a Co-Development Product in which case the following shall apply:

(i) Upon the effective date of termination of the Co-Development Obligations, MacroGenics shall have no further obligations to co-fund the Clinical Development Costs with respect to such Co-Development Product.

(ii) The *** payable on such Co-Development Product shall be calculated based on the formula set forth in Section 4.4(b)(iii) above.

4.5 Co-Promotion.

(a) Generally. MacroGenics shall have the non-transferable option to co-promote in the United States up to *** Products whose initial indication is Detailed by *** (the “Co-Promotion Option”). Within *** prior to BI’s anticipated commercial launch for any such Product, BI shall provide MacroGenics *** and BI’s then-current Commercialization plans (“Commercialization Plan”) with respect to such Product, which Commercialization Plan shall include***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Effects of Exercise of Co-Promotion Option. If MacroGenics exercises its Co-Promotion Option the Parties shall promptly and in good faith negotiate a definitive co-promotion agreement consistent with the terms and conditions outlined in Schedule 4.5(b)I, prior to the initiation of the co-promotion efforts contemplated hereby with the procedures described in Schedule 4.5(b)II applying to any failure by the Parties to agree on the terms of such separate agreement within *** days following the start of such negotiations. Such co-promotion agreement shall require MacroGenics to comply with all applicable Laws and with BI’s policies and guidelines relating to the marketing of the co-promoted Product. Notwithstanding the foregoing, in the event that a Product for which MacroGenics exercised its Co-Promotion Option ***.

(c) Waiver of Co-Promotion Option. In the event MacroGenics does not exercise its Co-Promotion Option during the specified period described above, then (i) MacroGenics shall automatically be deemed to have waived its Co-Promotion Option with regard to the applicable Product; and (ii) the rights granted to BI hereunder with respect to such Product in the United States shall remain exclusive.

ARTICLE V

GRANTS OF RIGHTS

5.1 Licenses to BI.

(a) Non-Exclusive Research License to BI. Subject to the terms and conditions of this Agreement, MacroGenics hereby grants to BI: (i) during the Research Term and any applicable Lead Candidate Review Period or SOPD Candidate Review Period, a worldwide, royalty-free, non-exclusive license, with the right to grant sublicenses in accordance with Section 5.4, under the MacroGenics Intellectual Property solely to the extent necessary to (A) conduct activities assigned to it under each Research Plan or (B) evaluate the data developed in the conduct of activities under the Research Plans during any applicable Lead Candidate Review Period or SOPD Candidate Review Period.

(b) Exclusive License to BI. Subject to the terms and conditions of this Agreement, MacroGenics hereby grants to BI an exclusive (even as to MacroGenics), worldwide, royalty-bearing, license, including the right to grant sublicenses in accordance with Section 5.4, under the MacroGenics Intellectual Property and MacroGenics’ interest in the Joint Intellectual Property and Collaboration DART Intellectual Property to research, Develop, make and have made, use, offer for sale, sell, export and import Collaboration DARTs and Products in the Territory and in the Field.

5.2 Recordation. Following the execution of this Agreement or at any time during the Term, MacroGenics at the request and expense of BI shall promptly register or record the licenses granted to BI under this Agreement with the appropriate patent offices in all applicable countries of the Territory; provided that such registration or recordation specifies the applicable limitations of such license, and provided further that such registration shall have no

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

effect on the allocation of Prosecution and Maintenance rights and obligations set forth in ARTICLE VII. In the event the licenses granted to BI under this Agreement are terminated, BI shall promptly take such actions and execute such documents as are reasonably requested by MacroGenics to cancel such registration(s) or recordation(s) in the applicable countries with respect to the terminated license grants.

5.3 Non-Exclusive Research License to MacroGenics. Subject to the terms and conditions of this Agreement, during the Research Term, BI grants to MacroGenics, and MacroGenics accepts, a worldwide, royalty-free non-exclusive license, with the right to grant sublicenses in accordance with Section 5.4, under the BI Intellectual Property solely to the extent necessary to conduct activities assigned to it under each Research Plan.

5.4 Sublicenses.

(a) BI shall have the right to grant sublicenses under the licenses granted to it under Section 5.1 to (i) Affiliates of BI at any time, and (ii) (A) under Section 5.1(a) to Third Parties that are specifically approved in a Research Plan or otherwise approved by the JSC, in each case solely to the extent necessary to carry out obligations under such Research Plan; and (B) under Section 5.1(b) to Third Parties; provided that any sublicense granted to a Third Party under this Agreement shall be pursuant to a written agreement that subjects such sublicensee to all relevant restrictions and limitations set forth in this Agreement. ***BI shall remain responsible for the performance of its sublicensees, and shall insure that each sublicensee comply with the applicable terms and conditions of this Agreement.

(b) MacroGenics may grant sublicenses under the rights granted to it in Section 5.2 to (i) Affiliates of MacroGenics, or (ii) Third Parties that are specifically approved in a Research Plan or otherwise approved by the JSC, in each case solely to the extent necessary to carry out obligations under each Research Plan; provided that any sublicense granted to a Third Party under this Agreement shall be pursuant to a written agreement that subjects such sublicensee to all relevant restrictions and limitations set forth in this Agreement.

5.5 Covenant not to Sue. In the event the making, having made, use, offer for sale, sale or import by BI and/or its Affiliates of Product(s) in accordance with the terms and conditions of this Agreement would infringe during the Term a claim of issued letters patent which, subject to Section 3.7, MacroGenics Controls and which patent is not covered by the licenses granted to BI pursuant to Section 5.1 MacroGenics hereby covenants not to sue BI and/or its Affiliates under such issued letters patent solely for the development, making, having made, using, selling, offering for sale or importing Product(s) in the Territory and in the Field.

5.6 Rights Retained by the Parties.

(a) Except as expressly set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Confidential Information disclosed to it under this Agreement or under any Patent Rights or Know-How Controlled by the other Party or its Affiliates. Without limiting the generality of the foregoing, any of MacroGenics’ rights to MacroGenics Intellectual Property not specifically licensed to BI shall be retained by MacroGenics, and any of BI’s rights to BI Intellectual Property not specifically licensed to MacroGenics shall be retained by BI.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Notwithstanding the licenses granted to BI pursuant to Section 5.1, MacroGenics retains the right to practice under the MacroGenics Intellectual Property: (i) solely to perform (and to sublicense Third Parties to perform) its obligations under this Agreement and (ii) to perform, and grant Third Parties the non-exclusive right to perform, internal research related *** existing *** prior to the Effective Date or created or acquired by *** of the conduct of any Program; provided that any such license granted to a Third Party does not specifically include a license to research any Collaboration DART or Product.

5.7 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Each Party agrees that the other Party, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or any other provisions of applicable Law outside the United States that provide similar protection for “intellectual property.” The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the U.S. Bankruptcy Code or analogous provisions of applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) such intellectual property and all embodiments of such intellectual property, which, if not already in such Party’s possession, will be promptly delivered to it upon such Party’s written request thereof. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

5.8 Exclusivity. During *** the Parties agree to work exclusively with one another within the scope of the collaboration, *** of molecules, derivatives thereof, or products created from ***. In addition, each Party agrees as follows:

(a) MacroGenics Exclusivity.

(i) Subject to the exceptions set forth in Section 5.8(c), except with respect to research, Development and Commercialization activities pursuant to this Agreement, MacroGenics and its Affiliates shall not, nor shall MacroGenics or its Affiliates grant rights to Third Parties to, research, Develop or Commercialize any *** or *** using ***.

(ii) On a BI Exclusive Target-by-BI Exclusive Target basis, MacroGenics and its Affiliates shall not, nor shall MacroGenics or its Affiliates grant rights to Third Parties to, research, Develop or Commercialize any molecule or product using *** that is *** during the earlier of ***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) BI Exclusivity. Subject to the exceptions set forth in Section 5.8(c), except with respect to ***. For the avoidance of doubt, and subject to the immediately preceding sentence, BI shall have the right to research, Develop and Commercialize any molecule or product ***

(c) Exceptions. The prohibitions set forth in Sections 5.8(a) and 5.8(b) do not apply to any of the following:

(i) with respect to activities by MacroGenics, subject to Section 5.8(a)(ii), the Development and Commercialization of molecules and products Directed to Terminated Targets, however without using any MacroGenics *** created by ***, including Know-How that is solely and specifically related to such MacroGenics ***;

(ii) subject to Section 5.8(a)(ii), any molecule or product Directed against a single Target included in a Collaboration Target, however with respect to activities by MacroGenics without using any MacroGenics *** created by ***, including Know-How that is solely and specifically related to such MacroGenics ***; and

(iii) where a Party’s or its Affiliate’s (the “Acquiring/Acquired Party”) involvement in such activity results from its acquisition of or by a Third Party (by merger or otherwise), and such Third Party was engaged in such activity prior to such acquisition or merger; provided that (A) the Acquiring/Acquired Party shall not provide any such Third Party with rights or access to MacroGenics Intellectual Property (where MacroGenics or its Affiliate is the Acquiring/Acquired Party ) or BI Intellectual Property (where BI or its Affiliate is the Acquiring/Acquired Party ) for use in connection with activities prohibited by Section 5.8 if undertaken by the Acquiring/Acquired Party, and (B) in the case where the Acquiring/Acquired Party acquires a Third Party (by merger or otherwise), the Acquiring/Acquired Party does not expand the scope of, or increase the financial commitment to, such Third Party activities, from what it was immediately prior to the acquisition.

For the avoidance of doubt and for purposes of this Section 5.8(c) product shall not be inclusive of any Product including Collaboration DARTs.

ARTICLE VI

PAYMENTS; ROYALTIES AND REPORTS

6.1 Initial License Payment. In consideration of the rights to MacroGenics Intellectual Property granted herein within *** of the later of the Effective Date and receipt of Invoice and duly signed original of the Agreement, BI shall pay to MacroGenics a non-creditable and non-refundable sum of Fifteen Million Dollars ($15,000,000).

6.2 Equity Investment. BI or any of its Affiliates and MacroGenics shall enter good faith negotiations with the objective of completing such negotiations within *** after the Effective Date regarding the terms and conditions of a definitive stock purchase agreement

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

whereby BI or any of its Affiliates shall purchase Ten Million Dollars ($10,000,000.00) of Preferred Stock of MacroGenics. The pricing of such Preferred Stock shall be no less than $0.6521 per share. The other terms will be no less favorable to MacroGenics’ current investors as the terms and conditions established in the Series D-2 equity documentation. If BI and MacroGenics are not able to conclude and execute a definitive stock purchase agreement within *** of the Effective Date, *** and require that *** of Preferred Stock on the same terms and conditions as purchased by existing Series D-2 investors, including a share price of ***, under a definitive stock purchase agreement executed by both Parties. ***.

6.3 Programs Funding.

(a) Maintenance Payments. In consideration of the rights to MacroGenics Intellectual Property granted herein, BI shall pay MacroGenics the following non-refundable, non-creditable, non-accountable amounts: (*** within ***of receipt of an Invoice, which shall be provided by MacroGenics to BI on or after***of the Effective Date; ***within *** of receipt of a written Invoice, which shall be provided by MacroGenics to BI on or after***of the Effective Date; and ***within ***of receipt of a written Invoice, which shall be provided by MacroGenics to BI on or after ***of the Effective Date (each a “Maintenance Payment”).

(b) Out-of Pocket Costs and FTE Payments.

(i) Out-of-Pocket Costs. BI shall reimburse MacroGenics all out-of-pocket costs specifically identifiable, documented and incurred by MacroGenics and payable to Third Parties in connection with any Program, as specifically contemplated in the applicable Research Plan, in accordance with agreed upon budget for such expenses set forth in each such Research Plan or as otherwise agreed to by BI. BI shall reimburse such out-of-pocket costs within thirty (30) days after receipt of an Invoice issued by MacroGenics within thirty (30) days after the end of each Calendar Quarter describing such costs in reasonable detail and providing appropriate supporting documentation. For avoidance of doubt, no out-of-pocket costs will be reimbursed by BI unless covered by an agreed upon budget for such expenses set forth in a Research Plan.

(ii) MacroGenics Committed FTEs. It is the Parties’ intent that the Research Plans will require *** FTEs each Calendar Quarter in the performance of the activities under the Research Plans during the Initial Research Term, and both Parties will use reasonable efforts to limit substantial reductions *** from Calendar Quarter to Calendar Quarter). During the Research Term, on or before the later of thirty (30) days of BI’s receipt of an Invoice thereof, and the first day of each Calendar Quarter, BI shall pay MacroGenics the FTE Costs for *** during such Calendar Quarter; provided that such payment shall be pro-rated in the first and last Calendar Quarters of the Research Term. For purpose of clarity, during the period of time from the Effective Date through the end of 2011, such quarterly payment shall be equal to ***. Together with each Invoice, MacroGenics shall provide supporting documentation certified by MacroGenic’s chief financial officer for the purpose of verifying the calculation of the FTE charges paid by BI, for the previous Calendar Quarter. In the event that MacroGenics provides *** in a Calendar Quarter to perform activities under the Research Plans, then following the end of such Calendar Quarter MacroGenics shall provide a written Invoice for such additional

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

FTEs together with supporting documentation certified by MacroGenics’ chief financial officer for the purpose of verifying the calculation of FTEs to be charged to and paid by BI. BI shall pay such Invoiced amounts within thirty (30) days after receipt of the respective Invoice after each Calendar Quarter. In case that the supporting documentation shows that BI has overpaid the FTE payments for such Calendar Quarter, MacroGenics will, together with the supporting documentation, send BI a credit note for the amount overpaid, upon which BI may credit the amount overpaid against any FTE payments due by BI, or in case no further FTE payments are due by BI, MacroGenics will within thirty (30) days refund the amount overpaid to BI. Notwithstanding the foregoing, BI shall not be entitled to a credit for any such overpayment in the event that such overpayment is a result of BI modifying any of the then current Research Plans to require *** MacroGenics FTEs in the aggregate, provided that MacroGenics had the capacity and was willing to commit the number of FTEs required under the original Research Plan.

(iii) Additional MacroGenics FTEs. In the event that BI requests, and MacroGenics agrees to provide, *** to perform activities under the Research Plans, the number of FTEs set forth in subclause (ii) above shall be increased to account for such additional FTEs and BI shall reimburse MacroGenics its FTE Costs for such additional FTEs in accordance with subclause (ii) above.

6.4 Development Milestone Payments.

(a) Development Milestone Payments. BI shall pay to MacroGenics the following non-refundable, non-creditable milestone payments with respect to the *** Collaboration DART or Product in the each Program, as applicable, upon the *** occurrence of the applicable milestone event by such Collaboration DART or Product in each Program. In the event *** Product is developed in the same Program which is not a Replacement Product, then the development and sales milestone payments set forth in Sections 6.4(a)(ii—xi) and 6.5(a)(i – iii), respectively shall be reduced by*** for such additional Product achieving each specified milestone event. *** Notwithstanding the foregoing, if (x) Development of a Product in a Program is terminated after milestone payment(s) have been made with respect to such Product; and (y) a different Product in such Program is selected to replace the terminated Product (“Replacement Product”), then there shall be *** due upon achievement of the same milestones by such Replacement Product for which MacroGenics already received a milestone payment for the original Product. For the purposes of this Section 6.4 and Section 6.5, a Product in a Program shall be different from another Product in such Program ***.

Milestone Event	Payment

***	***

***	***

***	***

***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Milestone Event	Payment

***	***

***	***

***	***

***	***

***	***

***	***

***	***

(b) If the milestone set forth in Section 6.4(a)(ii) is achieved with respect to the *** Product in a Program prior to the achievement of the milestone set forth in Section 6.4(a)(i) for such Product, then the milestone payment set forth in Section 6.4(a)(i) shall be due and payable simultaneously with the payment of the later milestone event.

(c) If any milestone set forth in Section 6.4(a)(iii) is achieved with respect to the *** Product in a Program prior to the achievement of the milestone set forth in Section 6.4(a)(i) or (ii) for such Product, then (x) with respect to the *** such Product the milestone payments set forth in Section 6.4(a)(i) and/or (ii) and (y) with respect to the *** such Product the milestone payment set forth in Section 6.4(a)(ii) shall be due and payable simultaneously with the payment for achievement of the later milestone event.

(d) Payment of Milestones. BI shall provide written notice to MacroGenics of the achievement of any milestone event set forth in Section *** after the occurrence of such milestone event and shall make the corresponding milestone payment within thirty (30) days after receipt of an Invoice therefor.

6.5 Sales Milestone Payments.

(a) Sales Milestone Payments. BI shall make the non-refundable, non-creditable payments to MacroGenics set forth below upon the earliest achievement of each of the corresponding milestone events by the *** Product within each Program to achieve such milestone:

Milestone Event	Payment

(i) First occurrence of aggregate worldwide Net Sales of the Product of greater than*** in a Calendar Year	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Milestone Event	Payment

(ii) First occurrence of aggregate worldwide Net Sales of the Product of greater than *** in a Calendar Year	***

(iii) First occurrence of aggregate worldwide Net Sales of the Product of greater than *** in a Calendar Year	***

(b) Payment of Milestones. BI shall make the milestone payments required by Section 6.5(a) in accordance with Section 6.7. For purposes of clarity, more than one of the sales milestone payments may be earned concurrently based on the same Net Sales of the applicable Product. ***

6.6 Royalties. On a Product-by-Product basis, BI shall pay to MacroGenics royalties on the worldwide Net Sales as provided in this Section 6.6:

(a) Royalty Rate. BI shall pay MacroGenics royalties on Net Sales of Products at the following rates *** with respect *** achieved during the applicable Calendar Year:

Annual Net Sales Threshold	Royalty Rate

(i) On the first *** in Annual Net Sales	***

(ii) On that portion of Annual Net Sales greater than *** but less than ***	***

(iii) On that portion of Annual Net Sales greater than ***	***

(b) Royalty Term. BI’s royalty obligations to MacroGenics under this Section 6.6 shall expire on a country-by-country and Product-by-Product basis on the later of: (i) the expiration of the last Valid Claim within the MacroGenics Patent Rights, Joint Patent Rights, and/or Collaboration DART Patent Rights Covering such Product in such country, or (ii) the twelfth (12th) anniversary of the date of the First Commercial Sale by BI or any of its Affiliates or Sublicensees of such Product in such country (the “Royalty Term”).

(c) Royalty Adjustments.

(i) Non Patented Product. In the event a Product is sold in a country and the composition of matter of the Product, or the use of such Product for an indication for which it has received Regulatory Approval and has been commercialized in such country is not covered by a Valid Claim within MacroGenics Patent Rights, Joint Patent Rights and/or Collaboration DART Patent Rights in such country, then the royalty rate for such Product in such country shall be reduced by ***.

(ii) Generic Competition. In the event that a Product faces Generic Competition in a particular country of the Territory, the applicable royalty rate for such country for such Product shall be reduced to by *** during the applicable Calendar Quarter in which such Generic Competition exists.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(iii) Third Party Offset. If BI determines in good faith that, in order to avoid infringement of any Patent Right not licensed hereunder that Covers a Collaboration DART or Product, it is reasonably necessary to obtain a license from a Third Party in order to Develop, Commercialize, make, have made, use, offer for sale, sell or import such Collaboration DART or Product in a country in the Territory and to pay a royalty or other consideration under such license (including in connection with the settlement of a patent infringement claim), then (A) the royalty payments due under Article VI with respect to Net Sales for such Product in such country shall be reduced by *** of the amount payable by BI to such Third Party that are reasonably and appropriately allocable to the Collaboration DART or Product in such country, and/or (B) the milestone Payments due under Section 6.4(a)(iv-xi) and Section 6.5 with respect to the respective milestone payment for such Product if the Product is the *** Product in a Program for which milestones are due shall be reduced by *** of the amount payable by BI to such Third Party that are reasonably and appropriately allocable to the Collaboration DART or Product, provided, however, that (1) BI shall not be *** related to a Collaboration DART or Product to a Third Party that occur prior to *** for the relevant Collaboration DART or Product; and (2) in no event shall the aggregate deductions under this Section 6.6(c) reduce the royalty rate paid by BI in respect of Net Sales of such Product pursuant to Section 6.6(a) to less than *** and with respect to the milestone payments due under *** and Section 6.5 more than *** for such *** Product in a Program. For purposes of clarity, milestone payments which are due for the *** Product in a Program that is not a Replacement Product shall not be subject to any offset under this Section 6.6(c)(iii). BI shall be entitled to accumulate amounts permitted to be deducted in a prior period, but not deducted on account of such minimum royalty percentage, and deduct such amounts in a future period.

(d) No Further Deductions. Except as expressly provided in this Section 6.6, there shall not be any offsets to or deductions from the royalties payable pursuant to this Section 6.6.

6.7 Reports; Payments. Within *** after the end of each Calendar Quarter during which there are Net Sales giving rise to a payment obligation under Section 6.5 or 6.6, BI shall submit to MacroGenics a report identifying for each Product, the Net Sales for such Product for each country for such Calendar Quarter, the calculation of royalties (including gross sales and all deductions taken from gross sales), and the royalties and the sales milestones payable to MacroGenics. Concurrently with each such report, BI shall pay to MacroGenics all royalties and sales milestones payable by it under Sections 6.5 and 6.6.

6.8 Books and Records; Audit Rights. Each Party (the “Audited Party”) shall keep (and, in the case of BI, shall cause its Affiliates and Sublicensees to keep) complete, true and accurate books and records in accordance with its Accounting Standards in sufficient detail for the other Party (the “Auditing Party”) to determine the payments due and costs incurred under this Agreement. Each Auditing Party shall have the right, once annually at its own expense, to have an independent, certified public accounting firm of nationally recognized standing, selected by the Auditing Party and reasonably acceptable to the Audited Party, review any such records of the Audited Party in the location(s) where such records are maintained by the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Audited Party upon reasonable notice (which shall be no less than *** prior notice) and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the accuracy of the amounts paid under this Agreement within a *** period preceding the date of the request for review. The report of such accounting firm shall be limited to a certificate stating whether any report made or invoice or payment submitted by the Audited Party during such period is accurate or inaccurate and the actual amounts of Clinical Development Costs, FTE Costs, MacroGenics out-of-pocket expenses under Section 6.3(b)(i), and any payments under Section 3.7, and the amount of any Net Sales, milestone or royalty discrepancy. No other information shall be provided to the Auditing Party. The Audited Party shall receive a copy of each such report concurrently with receipt by the Auditing Party. Should such inspection lead to the discovery of a discrepancy to the Auditing Party’s detriment, the Audited Party shall pay the amount of the discrepancy within *** after its receipt from the accounting firm of the certificate showing the amount of the discrepancy. The Auditing Party shall pay the full cost of the review unless the underpayment of milestones, royalties, FTE Costs, MacroGenics out-of-pocket expenses under Section 6.3(b)(i) and/or Clinical Development Costs is greater than *** of the amount due for the applicable period, in which case the Audited Party shall pay the reasonable costs charged by such accounting firm for such review. Any overpayment of royalties by BI revealed by an inspection shall be fully-creditable against future royalty payments under Section 6.6.

6.9 Taxes.

(a) If Laws require withholding by BI of any taxes imposed upon MacroGenics on account of any royalties and/or payments, paid under this Agreement, such taxes shall be deducted by BI as required by Law from such remittable royalty and/or payment and shall be paid by BI to the proper tax authorities. Official receipts of payment of any withholding tax shall be secured and sent to MacroGenics as evidence of such payment. The Parties shall exercise their best efforts to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of any relevant tax treaty.

6.10 United States Dollars. All dollar ($) amounts specified in this Agreement are United States dollar amounts.

6.11 Payment Method and Currency Conversion. Except as otherwise provided herein, all payments due to a Party hereunder shall be due and payable within *** after receipt of an invoice from the other Party and shall be paid via a bank wire transfer to such bank account as such Party shall designate. For the purposes of determining the amount of any sales milestone payment under Section 6.5 or royalties due for the relevant Calendar Quarter under Section 6.6, the amount of Net Sales in any foreign currency shall be converted into United States dollars in accordance with the normal business practice of BI. In accordance with BI’s normal business practice, when Products are sold for monies other than Euro, the earned royalties in such countries will be determined by (a) converting the Net Sales in each country in the Territory into Euro, using the monthly exchange rates as customarily used by BI in its regular accounting system (as of the Effective Date, using the monthly exchange rates published by the European Central Bank (ECB) in Frankfurt/Main, Germany) and (b) calculating the respective royalty payments per country based on the respective Euro values.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

6.12 Blocked Payments. If by reason of applicable Laws in any country in the Territory, it becomes impossible or illegal for BI or its Affiliates or Sublicensees to transfer, or have transferred on its behalf, milestones, royalties or other payments to MacroGenics, BI shall promptly notify MacroGenics of the conditions preventing such transfer and such royalties or other payments shall be deposited in local currency in the relevant country to the credit of MacroGenics in a recognized banking institution with a good creditworthiness designated by MacroGenics or, if none is designated by MacroGenics within thirty (30) days, in a recognized banking institution selected by BI or its Affiliate or Sublicensee, as the case may be, and identified in a written notice given to MacroGenics. If so deposited in a foreign country, BI shall provide, or cause its Affiliate or Sublicensee to provide, reasonable cooperation to MacroGenics so as to allow MacroGenics to assume control over such deposit as promptly as practicable.

6.13 Late Payments. Payments not made within *** after the due dates pursuant to the terms of this Agreement, shall bear interest at a rate of the *** U.S. dollar LIBOR rate effective for the date that payment was due (as published in The Wall Street Journal, Eastern Edition) *** annum, Calculation of interest will be made for the exact number of days the payment was past due based on a year of 360 days (actual/360).

ARTICLE VII

PATENTS

7.1 Ownership.

(a) Each Party shall exclusively own all Know-How and Inventions, invented solely by employees, agents and consultants of such Party or its Affiliates, and any Patent Rights related thereto subject to the licenses granted under ARTICLE V and except as set forth in Section 7.1(b). Inventions invented jointly by employees, agents, or consultants of the Parties or their Affiliates (“Joint Intellectual Property” and any Patent Rights included in such Joint Intellectual Property, “Joint Patent Rights” and any Know-How included in such Joint Intellectual Property, “Joint Know-How”) shall be Jointly Owned, subject to the licenses granted under ARTICLE V. Inventorship shall be determined in accordance with U.S. patent Laws for purposes of determining ownership in accordance with the foregoing.

(b) Notwithstanding Section 7.1(a), Collaboration DART Patent Rights regardless of the inventorship shall be Jointly Owned by the Parties, subject to the licenses granted under ARTICLE V and (i) MacroGenics hereby assigns to BI a *** undivided interest in any such Collaboration DART Patent Right that is solely owned by MacroGenics and (ii) BI hereby assigns to MacroGenics a *** undivided interest in any such Collaboration DART Patent Right that is solely owned by BI.

(c) Except as expressly provided in this Agreement, and subject to any restrictions herein (including the licenses granted under ARTICLE V), with respect to Joint Intellectual Property (other than Collaboration DART Patent Rights), each joint owner may assign, license, sell or otherwise encumber or transfer any such interest without the prior written approval of the other Party and without obligation to account or provide compensation to the other Party.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(d) With respect to Collaboration DART Patent Rights, (i) each joint owner may only assign, license, sell or otherwise encumber or transfer any such interest *** of the other Party, subject to Section 5.4, which shall not be unreasonably withheld; provided, however, (ii) that either Party may, ***, assign its interest in such Collaboration DART Patent Rights, in whole or in part, to any of ***; provided further that such Affiliate agrees to be bound by the obligations hereunder with respect to such Collaboration DART Patent Rights and the assigning Party shall remain jointly and severally liable with such Affiliate in respect of all obligations so assigned. Any such *** assignment, license or other disposition under (i) or (ii) of such Collaboration DART Patent Rights shall at all times be and remain subject to the rights granted and accompanying conditions and obligations with respect thereto under this Agreement. ***.

7.2 BI Prosecution and Maintenance of Patent Rights. Subject to Section 7.4, BI shall be responsible for the Prosecution and Maintenance of the BI Patent Rights, including any related interference, opposition, re-examination, re-issue, revocation or any official proceeding involving patents and patent applications, at its sole expense.

7.3 MacroGenics Prosecution and Maintenance of Patent Rights. Subject to Section 7.4 MacroGenics shall be responsible for the Prosecution and Maintenance of the MacroGenics Patent Rights, including any related interference, opposition, re-examination, re-issue, revocation or any official proceeding involving patents and patent applications, at its sole expense.

7.4 Prosecution and Maintenance of Joint Patent Rights and Collaboration DART Patent Rights. The Prosecution and Maintenance of any Joint Patent Right and/or Collaboration DART Patent Right shall be through a mutually selected U.S. patent counsel. Within sixty (60) days following the Effective Date, the Parties shall agree on a patent counsel (“Joint Counsel”) who shall be engaged by both Parties for the Prosecution and Maintenance of all Collaboration DART Patent Rights and Joint Patent Rights (the “Joint Counsel Patent Rights”). The following terms shall apply to each Joint Counsel Patent Right:

(a) Joint Counsel shall give BI and MacroGenics (or each Party’s designee) an opportunity to review the text of each application, office action response or other substantive document for a Joint Counsel Patent Right before filing with any patent office in the Territory, shall incorporate BI’s and MacroGenics’ (or each Party’s designee) reasonable comments with respect thereto, and shall supply BI and MacroGenics (or each party’s designee) with a copy of each such application, office action response or other substantive document as filed, together with notice of its filing date and serial number. In the event that MacroGenics and BI provide Joint Counsel with conflicting instructions regarding filing, prosecuting and maintaining a Joint Counsel Patent Right, Joint Counsel shall make the Parties aware of such conflicting instructions and, if the Parties are not able to resolve such conflict within a reasonable time prior to the applicable filing deadline, the Joint Counsel shall take such action as would reasonably expected to maximize the scope, extent and coverage of such Joint Counsel Patent Right. For any Collaboration DART Patent Right that claims an invention which was solely invented by MacroGenics and Covers improvements to the DART Platform not specifically related to the *** shall become solely owned by MacroGenics (and BI shall and hereby does assign all right, title, and interest it has in such Collaboration DART Patent Right to

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

MacroGenics) and become a MacroGenics Patent Right subject to the licenses granted under ARTICLE V. For any Collaboration DART Patent Right that claims an invention which was solely invented by BI and Covers *** such Collaboration DART Patent Right shall become solely owned by BI (and MacroGenics shall and hereby does assign all right title and interest it has in such Collaboration DART Patent Right to BI) and become a BI Patent Right. In the event that such Collaboration DART Patent Right becomes a MacroGenics Patent Right or a BI Patent Right, the Parties shall cooperate with each other to (1) amend the MacroGenics Patent Right or a BI Patent Right to delete any claims Covering the Collaboration DART or its method of use or method of manufacture, and (2) file, prosecute and maintain a divisional or continuation application of said Collaboration DART Patent Right having claims Covering the Collaboration DART or its method of use or method of manufacture and which will remain a Collaboration DART Patent Right Jointly Owned by the Parties.

(b) Both Parties shall cooperate with Joint Counsel in Prosecution and Maintenance of patent applications for Joint Counsel Patent Rights, including providing Joint Counsel with data and other information as appropriate with respect thereto.

(c) Joint Counsel shall keep BI and MacroGenics advised of the status of the Prosecution and Maintenance of Joint Counsel Patent Rights, including actual and prospective patent filings for Joint Counsel Patent Rights and shall provide each Party with advance copies of any papers related thereto. Joint Counsel shall promptly give notice to BI and MacroGenics of the grant, lapse, revocation, surrender, invalidation, or abandonment of any Joint Counsel Patent Rights.

(d) The Parties shall *** charged by Joint Counsel with respect to the Prosecution and Maintenance of Joint Counsel Patent Rights and all other mutually agreed and approved out-of-pocket costs and expenses incurred by either Party in connection with such Prosecution and Maintenance of Joint Counsel Patent Rights.

(e) Should BI decide that it does not wish to continue paying for the Prosecution and Maintenance of a particular Joint Counsel Patent Right, BI shall notify MacroGenics and Joint Counsel at least ***in advance of the next deadline and shall allow MacroGenics to assume responsibility for such Prosecution and Maintenance payments incurred after *** after receipt of BI’s notice. If MacroGenics assumes such responsibility, then: (i) MacroGenics may designate any counsel of its choice to handle the Prosecution and Maintenance of such Joint Counsel Patent Right and it shall cease to be part of the Joint Counsel Patent Rights and no further royalty obligations shall exist under this Agreement with respect thereto, (ii) BI shall lose its licenses to such Joint Counsel Patent Right under ARTICLE V and the covenant not to sue under Section 5.5 shall not apply with respect to such Joint Counsel Patent Right, and (iii) BI shall and hereby does transfer and assign all right, title and interest in said Joint Counsel Patent Right to MacroGenics as the sole owner. If MacroGenics decides not to assume such responsibility, then it shall instruct Joint Counsel to abandon the Prosecution and Maintenance of such Collaboration DART Patent Right and/or Joint Patent Right.

(f) Should MacroGenics decide that it does not wish to continue paying for the Prosecution and Maintenance of a particular Joint Counsel Patent Right, MacroGenics shall notify BI and Joint Counsel at least *** in advance of the next deadline and

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

shall allow BI to assume responsibility for such Prosecution and Maintenance payments incurred after ***after receipt of MacroGenics’ notice. If BI assumes such responsibility, then: (i) BI may designate any counsel of its choice to handle the Prosecution and Maintenance of such Joint Counsel Patent Right and it shall no longer be considered a Joint Patent Right or Collaboration DART Patent Right, as applicable, (ii) such Joint Counsel Patent Right shall be deemed a BI Patent Right; and (iii) MacroGenics shall and hereby does transfer and assign all right, title and interest in said Joint Counsel Patent Right to BI as the sole owner. If BI decides not to assume such responsibility, then it shall instruct Joint Counsel to abandon the Prosecution and Maintenance of such Joint Counsel Patent Right.

7.5 Third Party Infringement.

(a) Notice. Each Party shall promptly report in writing to the other Party any known or suspected (i) infringement of any of the MacroGenics Patent Rights, BI Patent Rights, Joint Patent Rights, or Collaboration DART Patent Rights, or (ii) unauthorized use or misappropriation of any of the MacroGenics Know-How, BI Know-How, Joint Know-How or Collaboration DART Know-How of which such Party becomes aware, and shall provide the other Party with all available evidence regarding such known or suspected infringement or unauthorized use.

(b) Initial Right to Enforce. Subject to Section 7.5(c), BI shall have the first right, but not the obligation, to initiate a lawsuit or take other reasonable action to (i) enforce the Joint Patent Rights and Collaboration DART Patent Rights and (ii) enforce the MacroGenics Patent Rights solely with respect to an infringement by a Third Party infringing the relevant MacroGenics Patent Rights by making, using or selling a product that competes with a Product. Notwithstanding the foregoing sentence, BI shall not initiate any such lawsuit or other enforcement action asserting any such MacroGenics Patent Rights, Joint Patent Rights or Collaboration DART Patent Rights without first consulting with MacroGenics and giving good faith consideration to any reasonable objection from MacroGenics regarding BI’s proposed course of action. MacroGenics shall cooperate in the prosecution of such suit as may be reasonably requested by BI, including joining any action as party-plaintiff at BI’s sole discretion; provided that BI shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) agreed by BI in advance and actually incurred by MacroGenics in connection with such cooperation.

(c) Step-In Right. If BI does not initiate a lawsuit or take other reasonable action pursuant to Section 7.5(b) with respect to any MacroGenics Patent Rights, Joint Patent Rights or Collaboration DART Patent Rights, then MacroGenics shall have the right (in cases where MacroGenics has standing), but not the obligation, to initiate such lawsuit or take such other action, *** and giving good faith consideration to BI’s reason(s) for not initiating a lawsuit or taking other action. For this purpose, BI shall cooperate in the prosecution of such suit as may be reasonably requested by MacroGenics, including joining any action as party-plaintiff at BI’s sole discretion; provided that MacroGenics shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) agreed by MacroGenics in advance and actually incurred by BI in connection with such cooperation.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(d) Conduct of Certain Actions; Costs. The Party initiating legal action shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to Section 7.5(b) or 7.5(c) (the “Initiating Party”). The Initiating Party shall bear its own out-of-pocket costs incurred in any such legal action, including the fees and expenses of the counsel selected by it. The other Party shall have the right to participate and be represented in any such legal action (in cases where such other Party has standing) by its own counsel at its own expense. The Initiating Party shall have the final say about the strategy and decisions in the suit and any settlement.

(e) Recoveries. Any amounts recovered in any action or settlement of any such action shall be allocated first to *** incurred in such action and any reward remaining shall be allocated to the Initiating Party; provided that if BI is the Initiating Party, with respect to any remaining portion of such recovery, MacroGenics shall receive either (i) ***.

(f) Section on Patent Disputes under U.S. Biologics Price Competition and Innovation Act of 2009. Each Party shall immediately give written notice to the other Party of any notice received from a Third Party of an application for FDA approval under the U.S. Biologics Price Competition and Innovation Act of 2009 (or any amendment or successor statute thereto) for a biosimilar biologic product referencing a Product or any certification under a similar statutory or regulatory requirement in any non-United States country in the Territory claiming that a Collaboration DART Patent Right, Joint Patent Right or MacroGenics Patent Right covering any Product is invalid or unenforceable or that infringement will not arise from the Development, manufacture or Commercialization of a proposed biosimilar biologic product by a Third Party. Upon the giving or receipt of such notice, BI shall have the first right, but not the obligation, to bring an infringement action against such Third Party in connection with such certification. In the case of a MacroGenics Patent Right, Joint Patent Right or Collaboration DART Patent Right, BI shall notify MacroGenics in writing of its intent to exercise, or not exercise, this right at least *** prior to the date set forth by statute or regulation for the patent owner to take its initial action in such proceedings. MacroGenics shall have the right to initiate such an action if BI provides written notice of its intent not to exercise such right or fails to provide any notice of intent at least *** prior to the date set forth by statute or regulation for the patent owner to take its initial action in such proceedings. The non-Initiating Party in any such action shall cooperate with the Initiating Party in accordance with Sections 7.5(b) and (c), as applicable. All other prelitigation, litigation, settlement, costs, and recovery matters in a patent dispute under the U.S. Biologics Price Competition and Innovation Act of 2009 or any certification under a similar statutory or regulatory requirement in any non-United States country in the Territory shall additionally be governed by the provisions of Section 7.5(a) to 7.5(e) for Third Party Infringement generally.

7.6 Patent Invalidity Claim. Each Party shall promptly notify the other in the event of any legal or administrative action by any Third Party against a MacroGenics Patent Right, BI Patent Right, Joint Patent Right or Collaboration DART Patent Right of which it becomes aware, including any nullity, revocation, reexamination or compulsory license proceeding. BI shall have the first right, but not the obligation, at its expense, to defend against any such action relating to the BI Patent Rights, Joint Patent Rights and/or Collaboration DART Patent Rights. If BI does not defend against any such action involving a Joint Patent Right and/or Collaboration DART Patent Right, then MacroGenics shall have the right, but not the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

obligation, to defend such action at MacroGenics’ expense. MacroGenics shall have the first right, but not the obligation, at its expense, to defend against any such action relating to the MacroGenics Patent Rights.

7.7 Patent Term Extensions. BI shall have full and exclusive right to determine and control all filings of requests for any patent term extensions or supplemental patent certificates or their equivalents in any country in the Territory for any Joint Patent Right, Collaboration DART Patent Right and BI Patent Right, and all costs and expenses relating thereto shall be paid by BI. MacroGenics shall have full and exclusive right to determine and control all filings of requests for any patent term extensions or supplemental patent certificates or their equivalents in any country in the Territory for any MacroGenics Patent Right and all costs and expenses relating thereto shall be paid by MacroGenics. The Parties shall reasonably cooperate with each other in obtaining patent term extensions or supplemental protection certificates or their equivalents in any country in the Territory, where applicable to MacroGenics Patent Rights.

7.8 Patent Marking. BI shall mark Products sold by BI, its Affiliates and/or Sublicensees in such countries and to such extent where BI and MacroGenics mutually agree and as otherwise required to comply with patent marking statutes in the applicable country.

ARTICLE VIII

CONFIDENTIALITY AND PUBLICATION

8.1 Nondisclosure Obligation. The Parties agree that during the Term, and for a period of *** thereafter, a Party receiving Confidential Information of the other Party shall (a) maintain in confidence such Confidential Information to the same extent such Party maintains its own confidential information, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the other Party, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement.

8.2 Authorized Disclosure. Notwithstanding Section 8.1, a Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances:

(a) Prosecuting and Maintaining Patent Rights;

(b) filings with Regulatory Authorities;

(c) complying with applicable Laws and/or submitting information to tax or other Governmental Authorities; provided that if the receiving Party is required by Law to make any public disclosures of Confidential Information of the disclosing Party, to the extent it may legally do so, it will give reasonable advance notice to the disclosing Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise);

(d) to its Affiliates, and to prospective and actual acquirers, licensees, Sublicensees, employees, consultants, agents, accountants, lawyers, advisors and investors, on a

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

need to know basis, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use equivalent in scope to those set forth in this ARTICLE VIII and that are of reasonable duration in view of the circumstances of the disclosure; and

(e) to the extent mutually agreed to in writing by the Parties.

8.3 Scientific Publications. During the Research Term, neither Party shall first publish or first present in a public forum the scientific or technical results of any activities performed pursuant to this Agreement without the opportunity for prior review and comment by the other Party. Each Party agrees to provide the other Party with the opportunity to review any proposed abstracts, manuscripts or scientific presentations (including verbal presentations) which relate to its activities performed pursuant to this Agreement at least *** prior to its intended submission for publication and agrees, upon request, not to submit any such abstract or manuscript for publication until the other Party is given a reasonable period of time *** secure patent protection for any material in such publication which it believes to be patentable. Both Parties understand that a reasonable commercial strategy may require delay of publication of information or filing of patent applications first. The Parties agree to review and decide whether to delay publication to permit filing of patent applications. Neither Party shall have the right to publish or present Confidential Information of the other Party. Nothing contained in this Section 8.3 shall prohibit the inclusion of information necessary for a patent application, provided that the non-filing Party is given a reasonable opportunity to review the information to be included prior to submission of such patent application. For avoidance of doubt any publication shall be consistent with BI’s internal publication strategy. After the Research Term, BI and its Affiliates may publish or present any results, data or scientific findings of any activities performed pursuant to this Agreement without the prior review of MacroGenics. After the Research Term, neither MacroGenics nor its Affiliates may publish or present any results, data or scientific findings of any activities performed pursuant to this Agreement without prior review and prior written consent of BI.

8.4 Press Releases and Other Permitted Disclosures.

(a) MacroGenics and BI each agree not to disclose any terms and conditions of this Agreement to any Third Party, except as described below in this Section 8.4. The press release announcing the collaboration contemplated by this Agreement is set forth in Schedule 8.4, and the Parties will cooperate in the release thereof as soon as practicable after the Effective Date. Subject to the other provisions of this Agreement, no other press release, public statement or disclosure concerning the existence or terms of this Agreement shall be made, either directly or indirectly, by either Party, without first obtaining the written approval of the other Party, which such approval shall not be unreasonably withheld or delayed *** following submission to the approving Party of a draft of the respective press release, public statement or disclosure. In no event shall such subsequent press releases, public statements or disclosures by MacroGenics disclose, if previously undisclosed, ***; provided that MacroGenics may disclose the receipt of any milestone event but not the actual amount of such milestone payment under this Agreement. Once any public statement or disclosure has been approved in accordance with this Section 8.4, then either Party may appropriately communicate information contained in such permitted statement or disclosure.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Either Party may disclose the existence and terms of this Agreement in confidence:

(i) (A) to its attorneys, professional accountants, and auditors, and (B) bankers or other financial advisors in connection with an initial public offering, private financing or other strategic transaction, or corporate valuation for internal purposes; provided that any such disclosure to such professional accountants, auditors, bankers or other financial advisors is under an agreement to keep the terms of confidentiality and non-use no less rigorous than the terms contained in this Agreement and to use such information solely for the applicable purpose permitted pursuant to this Section 8.4(b)(i);

(ii) to potential acquirers (and their respective attorneys and professional advisors), in connection with a potential merger, acquisition or reorganization; provided that (A) the Party making the disclosure has a bona fide offer (e.g., a signed letter of intent) from such Third Party for such a transaction, and (B) such disclosure is under an agreement to keep the terms of confidentiality and non-use no less rigorous than the terms contained in this Agreement and to use such information solely for the purpose permitted pursuant to this Section 8.4(b)(ii);

(iii) to existing or potential investors, lenders or permitted assignees of such Party (and their respective attorneys and professional advisors); provided that such disclosure is under an agreement to keep the terms of confidentiality and non-use no less rigorous than the terms contained in this Agreement; and

(iv) to potential licensees or sublicensees or potential acquirors of such Party (and their respective attorneys and professional advisors); provided that ***

(c) Notwithstanding the foregoing provisions of this ARTICLE VIII, a Party may disclose the existence and terms of this Agreement, however excluding, as far as legally possible, Schedules 1.5, 1.47, 1.77, and 1.81, or a Party’s or the Parties’ activities under this Agreement where required, as reasonably determined by the legal counsel of the disclosing Party, by applicable Law, by applicable stock exchange regulation or by order or other ruling of a competent court, although, to the extent practicable, the other Party shall be given *** notice of any such legally required disclosure to comment and reasonably consider such comments provided by such Party on the proposed disclosure. To the Parties’ common understanding, in case that either Party is obliged to publish the Agreement as “material agreement” in accordance with the U.S. stock exchange regulations (“SEC Filing”), the Agreement shall be redacted by the filing Party as far as legally possible, and the filing Party shall cooperate with the other Party reasonably in advance to such SEC Filing to enable the other Party to review and comment on the scope of such redaction.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

9.1 Representations and Warranties of the Parties. BI and MacroGenics each represent, warrant and covenant to the other that:

(a) as of the Effective Date it has the authority and right to enter into and perform this Agreement and grant the rights embodied herein, and it is not aware of any legal impediment that could inhibit its ability to perform its obligations under this Agreement;

(b) as of the Effective Date its execution, delivery and performance of this Agreement does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or is otherwise bound;

(c) it shall comply in all material respects with all Laws applicable to its actions under this Agreement;

(d) as of the Effective Date no consent of any Third Party is required for such Party to grant the licenses and rights granted to the other Party under this Agreement or to perform its obligations hereunder;

(e) all of such Party’s personnel and employees, and Third Parties, including agents and consultants, hired by such Party and involved in each Program or in the research, Development, manufacture or Commercialization of Collaboration DARTs or Products are or will be under a written obligation to assign to such Party any rights they may have in any Invention first invented, discovered, made, conceived and/or reduced to practice in the conduct of activities pursuant to the Programs or in the research, Development, manufacture or Commercialization of any Collaboration DARTs or Product; and

(f) it will not, after the Effective Date, enter into any written or oral contractual obligation with a Third Party that would be inconsistent with the obligations that arise on its part out of this Agreement or that would deprive the other Party of the benefits of or rights granted under this Agreement.

9.2 Representations and Warranties of MacroGenics. MacroGenics represents, warrants and covenants to BI, as of the Effective Date, that:

(a) MacroGenics will use commercially reasonable efforts in the Prosecution and Maintenance of the MacroGenics Patent Rights.

(b) MacroGenics has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in MacroGenics Intellectual Property in a manner inconsistent with the terms hereof;

(c) MacroGenics’ execution, delivery and performance of this Agreement does not conflict with, or constitute a breach of, any term or condition of any agreement to which MacroGenics is a party;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(d) except with respect to patent and patent applications licensed to MacroGenics, MacroGenics is the legal and beneficial owner of the MacroGenics Patent Rights existing as of the Effective Date, free and clear of any liens, charges and encumbrances, and MacroGenics has valid and existing licenses to the MacroGenics Patent Rights not owned by MacroGenics;

(e) except as previously disclosed in writing to BI, to MacroGenics’ knowledge, the conception, development and reduction to practice of the MacroGenics Intellectual Property has not constituted or involved the misappropriation of trade secrets of any Third Party or the infringement of issued Patent Rights of any Third Party;

(f) except as previously disclosed in writing to BI, MacroGenics has not received any written notice of any unauthorized use, infringement, misappropriation, or dilution by any person, including any current or former employee or consultant of MacroGenics, of any MacroGenics Intellectual Property; and

(g) that there are no claims, judgments, settlements pending or, to the knowledge of MacroGenics, any threatened actions with respect, to the extent licensed hereunder, to the MacroGenics Intellectual Property.

9.3 No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT PRODUCT(S) WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF PRODUCT(S) ARE DEVELOPED, WITH RESPECT TO SUCH PRODUCT(S), THE PARTIES DISCLAIM ALL IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.4 Indemnification by BI. BI shall indemnify, hold harmless and defend MacroGenics, its Affiliates and all of their respective officers, directors, employees, agents, licensors and shareholders (collectively, the “MacroGenics Indemnitees”) from and against any and all losses, damages, liabilities, judgments, fines, amounts paid in settlement, expenses and costs of defense (including reasonable attorneys’ fees and witness fees) resulting from any demand, claim, action or proceeding brought or initiated by a Third Party (each a “Third Party Claim”) against any MacroGenics Indemnitees(s) arising out of (a) a Default by BI; (b) the gross negligence or willful misconduct of BI or its Affiliates; or (c) the conduct of any Program or use of Collaboration DART or Product by, on behalf of or under authority of, BI (except with respect to the conduct of such activities by a MacroGenics Indemnitee); provided that (i) the MacroGenics Indemnitees shall comply with the procedures set forth in Section 9.6; and (ii) such indemnity shall not apply to the extent such Third Party Claim is caused by the negligence, willful misconduct or violation of Law by a MacroGenics Indemnitee.

9.5 Indemnification by MacroGenics. MacroGenics shall indemnify, hold harmless and defend BI, its Affiliates and all of their respective officers, directors, employees, agents, licensors and shareholders (collectively, the “BI Indemnitees”) from and against any and all losses, damages, liabilities, judgments, fines, amounts paid in settlement, expenses and costs of defense (including reasonable attorneys’ fees and witness fees) resulting from any Third Party

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Claim against any BI Indemnitees(s) arising out of (a) a Default by MacroGenics; (b) the gross negligence or willful misconduct of MacroGenics or its Affiliates; or (c) the conduct of any Program or use of Collaboration DART or Product by, on behalf of or under authority of (except with respect to the conduct of such activities by a BI Indemnitee), MacroGenics, provided that (i) the BI Indemnitees shall comply with the procedures set forth in Section 9.6; and (ii) such indemnity shall not apply to the extent such Third Party Claim is caused by the negligence, willful misconduct or violation of Law by a BI Indemnitee.

9.6 Procedure. To be eligible for the MacroGenics Indemnitees to be indemnified hereunder, MacroGenics shall provide BI with prompt notice of the Third Party Claim giving rise to the indemnification obligation under this ARTICLE IX and the exclusive ability to defend or settle any such claim; provided however that BI shall not enter into any settlement for damages without MacroGenics’ prior written consent, such consent not to be unreasonably withheld, delayed or conditioned. MacroGenics shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by BI. To be eligible for the BI Indemnitees to be indemnified hereunder, BI shall provide MacroGenics with prompt notice of the Third Party Claim giving rise to the indemnification obligation under this ARTICLE IX and the exclusive ability to defend or settle any such claim; provided however that MacroGenics shall not enter into any settlement for damages without BI’s prior written consent, such consent not to be unreasonably withheld, delayed or conditioned. BI shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by MacroGenics.

9.7 Insurance. BI shall procure and maintain insurance or self-insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated, at all times during which any Product is being developed, clinically tested in human subjects or commercially distributed or sold by or on behalf of BI, its Affiliates or Sublicensees. MacroGenics shall procure and maintain insurance or self-insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated, at all times during which any Product is being developed, clinically tested in human subjects or commercially distributed or sold by or on behalf of MacroGenics, its Affiliates or Sublicensees. It is understood that such insurance or self-insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this ARTICLE IX. Each Party shall provide the other Party with written evidence of such insurance or self-insurance upon request. Each Party shall provide the other Party with written notice at least thirty (30) days prior to the cancellation, non renewal or material change in such insurance or self-insurance which could adversely affect rights hereunder.

9.8 No Consequential or Punitive Damages. EXCEPT WITH RESPECT TO (a) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER THIS AGREEMENT WITH RESPECT TO THIRD PARTY CLAIMS; AND (b) A BREACH OF THE CONFIDENTIALITY OBLIGATIONS OF ARTICLE VIII, AND (c) A PARTY’S WILLFULL MISCONDUCT, NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE X

TERM AND TERMINATION

10.1 Term and Expiration. This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Section 10.2, this Agreement shall continue in effect until the expiration of all royalty obligations hereunder (the “Term”).

10.2 Termination.

(a) Termination of Agreement for Cause. This Agreement may be terminated at any time during the Term upon written notice by either Party (the “Non-Defaulting Party”) upon Default of the other Party (the “Defaulting Party”), which Default remains uncured *** written notice requesting cure of such Default. The Non-Defaulting Party shall provide written notice to the Defaulting Party, which notice shall identify the Default, the intent to so terminate and the actions or conduct that it considers would be an acceptable cure of such Default. If the Defaulting Party disputes the Default under this Section 10.2(a), then the issue of whether the Non-Defaulting Party may properly terminate this Agreement on expiration of the applicable cure period shall be resolved in accordance with ARTICLE XI. If as a result of such dispute resolution process, it is determined that the alleged Defaulting Party committed a Default and the Defaulting Party does not cure such Default within *** after the date of such dispute resolution award (the “Additional Cure Period”), then such termination shall be effective as of the expiration of the Additional Cure Period. If the Parties dispute whether such Default was so cured, either Party alone may request the same tribunal to determine whether it was so cured, and the Parties shall cooperate to allow such determination to be made within *** after such request by either Party. Such dispute resolution proceeding does not suspend any obligations of either Party hereunder, and each Party shall use reasonable efforts to mitigate any damage. If as a result of such dispute resolution proceeding it is determined that the alleged Defaulting Party did not commit such Default (or such Default was cured in accordance with this Section 10.2(a), the Additional Cure Period), then no termination shall be effective, and this Agreement shall continue in full force and effect. Notwithstanding the foregoing, in case that MacroGenics was previously subject to a Change of Control, MacroGenics shall not have the right to terminate this Agreement for ***.

(b) Termination With Respect to a Program. BI may elect to terminate the research, Development and/or Commercialization of any Program by providing MacroGenics with *** prior written notice and this Agreement shall terminate following such *** period solely with respect to the Program that is the subject of such termination notice; provided that during the ***.

(c) Termination if BI Challenges MacroGenics Patent Rights or Collaboration DART Patent Rights. If BI or any of its Affiliates or Sublicensees, directly or indirectly, (i) initiates or requests an interference or opposition proceeding with respect to any MacroGenics Patent Right or Collaboration DART Patent Right, (ii) makes, files or maintains any

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

claim, demand, lawsuit, or cause of action to challenge the validity or enforceability of any MacroGenics Patent Right or Collaboration DART Patent Right in a tribunal or forum, or (iii) opposes any extension of, or the grant of a supplementary protection certificate with respect to, any MacroGenics Patent Right or Collaboration DART Patent Right, MacroGenics shall have the right to terminate this Agreement upon *** written notice to BI. Any such termination shall only become effective if BI or its Affiliate or Sublicensee, as applicable, has not withdrawn such action before the end of the above notice period.

(d) Termination for Convenience. *** BI shall have the right to terminate this Agreement at any time in its sole discretion by giving MacroGenics *** prior written notice; provided that *** invoiced prior to the effective date of such termination.

(e) Termination if MacroGenics Challenges Collaboration DART Patent Rights. If MacroGenics or any of its Affiliates or Sublicensees, directly or indirectly, (i) initiates or requests an interference or opposition proceeding with respect to any Collaboration DART Patent Right, (ii) makes, files or maintains any claim, demand, lawsuit, or cause of action to challenge the validity or enforceability of any Collaboration DART Patent Right in a tribunal or forum, or (iii) opposes any extension of, or the grant of a supplementary protection certificate with respect to, any Collaboration DART Patent Right, BI shall have the right to terminate this Agreement upon *** written notice to MacroGenics. Any such termination shall only become effective if MacroGenics or its Affiliate or Sublicensee, as applicable, has not withdrawn such action before the end of the above notice period.

10.3 Effect of Termination on Licenses.

(a) If BI terminates this Agreement under Section 10.2(a) or Section 10.2(e): (i) BI’s license pursuant to this Agreement, shall continue; provided however that BI shall continue to fulfill BI’s payment and/or royalty obligations as specified herein; and provided further BI may ***, as determined (A) in a final decision of the arbitrators in accordance with Section 11.2 or a court of competent jurisdiction, which decision is not appealable or has not been appealed within the time allowed for appeal, or (B) by the Parties in a settlement agreement; and (ii) MacroGenics shall, within *** after the effective date of such termination, return or cause to be returned to BI, copies of all BI Confidential Information and BI Intellectual Property and all Materials provided by BI, in each case with respect to any Terminated Product, except that MacroGenics may retain one copy of the BI Confidential Information solely for legal archive purposes, (iii) BI shall be released of its ongoing disclosure and information exchange obligations under ARTICLES III and IV, (iv) the JSC and its subcommittees shall not meet anymore, except to address matters relating to Patent Rights; and (v) MacroGencics’ co-promotion option stipulated under Section 4.5 and the co-development option stipulated under Section 4.4 shall terminate.

(b) Upon termination of this Agreement in whole or with respect to a Terminated Product by BI under Section 10.2(b) or 10.2(d) or by MacroGenics under Section 10.2(a) or Section 10.2(c), then:

(i) BI’s licenses pursuant to Section 5.1 shall terminate as of the effective date of termination with respect to all Terminated Products;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(ii) the Collaboration Targets to which the Terminated Products are Directed shall be deemed Terminated Targets;

(iii) BI shall, within *** after the effective date of termination, return or cause to be returned to MacroGenics, copies of all MacroGenics Confidential Information and MacroGenics Intellectual Property and all Materials owned and provided by MacroGenics, in each case with respect to any Terminated Product; except that BI may retain one copy of the MacroGenics Confidential Information solely for legal archive purposes;

(iv) MacroGenics shall, within *** after the effective date of termination, return or cause to be returned to BI, copies of all BI Confidential Information and BI Intellectual Property and all Materials provided by BI, in each case with respect to any Terminated Product, except that (A) MacroGenics may retain one copy of the BI Confidential Information solely for legal archive purposes and (B) MacroGenics may retain such BI Confidential Information, BI Intellectual Property and Materials solely to the extent necessary to research, Develop, make, have made, use, offer for sale, sell and import the Terminated Products in the Field in the Territory;

(v) At MacroGenics’ request within *** after the effective date of termination, BI will either *** (the choice of (A) or (B) being in BI’s sole discretion), and (C) at MacroGenics’ request BI will grant to MacroGenics a non-exclusive, worldwide, license to BI Intellectual Property, including the regulatory documentation defined in Section 10.3(b)(ix) below, however excluding BI Biopharmaceutical Technology, solely to the extent that such licenses are necessary to research, Develop, make, have made, use, offer for sale, sell and import the Terminated Products in the Field in the Territory. If MacroGenics has been *** pursuant to this Section 10.3(b)(v)(A) or (B), MacroGenics shall pay to BI (i) *** Notwithstanding the foregoing, if MacroGenics has been *** pursuant to Section 10.3(b)(v)(C) only and has not been *** under Section 10.3(b)(v)(A) or (B), MacroGenics shall *** a Product-by-Product basis, in each case in accordance with the applicable terms of ARTICLE VI (such as duration, adjustments, reports, audits and the like);

(vi) For a period of ***, BI and its Affiliates shall be entitled to finish work in progress and to sell any Collaboration DART(s) and/or Products remaining in inventory in accordance with the terms of this Agreement. Such sales shall be subject to the royalty provisions of this Agreement. Thereafter, MacroGenics shall have the option, exercisable within *** following such *** period, to obtain BI’s inventory of Terminated Products at a *** for such inventory of Terminated Product to be ***. MacroGenics may exercise such option by written notice to BI during such *** period;

(vii) In the event a Terminated Product has commenced *** before the effective date of termination, the Parties will negotiate in good faith an *** to MacroGenics of BI’s and its Affiliates’ *** for the Terminated Products in the Field in the Territory) relating solely to the Terminated Product and owned by BI;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(viii) BI shall, in exchange for commercially reasonable terms to be negotiated in good faith between the Parties, use Commercially Reasonable Efforts to supply MacroGenics with comparable quantities of the Terminated Products in the dosage strength, formulation and presentation as were being Developed or Commercialized as of the effective date of termination until the earlier of ***

(ix) BI shall promptly *** and *** all *** and related rights *** and any other *** and other materials relating to *** of any Terminated Product, or *** or sell a Terminated Product); provided, that BI may retain a single copy of such items for its records;

(x) BI shall, and hereby *** to MacroGenics *** Collaboration DART included in *** that were invented solely by employees, agents or consultants of MacroGenics or its Affiliates. *** and

(xi) In the event that BI grants to MacroGenics an *** with respect to Collaboration DART Patent Rights, MacroGenics shall be solely responsible for the Prosecution and Maintenance of such Collaboration DART Patent Rights and with respect to any such Collaboration DART Patent Rights licensed to MacroGenics, MacroGenics ***

10.4 Change of Control. In the event of a Change of Control, provided all payments provided for herein are paid to MacroGenics’s successor, BI shall have the following rights:

(a) BI shall be released of its ongoing disclosure and information exchange obligations under Sections 3.9(b) and 4.2; provided that BI on *** and

(b) The JSC shall not meet anymore, except to address matters relating to Patent Rights.

(c)***

10.5 Effect of Expiration or Termination; Survival.

(a) Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including the obligation to pay royalties for Product(s) sold prior to such expiration or termination. Termination of this Agreement shall be in addition to, and shall not prejudice, the Parties’ remedies at law or in equity, including the Parties’ ability to receive legal damages and/or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) The provisions of Articles 1, 8, 11 and 12 and Sections 3.6(c), 7.1, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8, 10.3, 10.4 and 10.5 shall survive the expiration or termination of the Agreement.

ARTICLE XI

DISPUTE RESOLUTION

11.1 Seeking Consensus. If any dispute arises out of, in connection with or related to this Agreement, including disputes over the interpretation, performance, enforcement or breach of this Agreement, including any dispute that is not within the jurisdiction of the JSC (a “Dispute”), however excluding any dispute resolved in accordance with Section 2.5(c), then upon the written request of either Party, the matter shall be referred to the ***, who shall meet in a good faith effort to resolve the dispute within ***. If the Parties’ *** cannot agree on a resolution of the Dispute within such ***period, then it shall be resolved pursuant to the remaining provisions of this ARTICLE XI.

11.2 Arbitration. The Parties shall negotiate in good faith and use reasonable efforts to settle any Dispute in accordance with Section 11.1. If the Parties do not fully settle a Dispute, and a Party wishes to pursue the matter, each such Dispute that is not an “Excluded Claim” shall be finally resolved by binding arbitration in accordance with the *** and judgment on the arbitration award may be entered in any court having jurisdiction thereof.

(a) The arbitration shall be conducted by ***. Within *** after initiation of arbitration, each Party shall select *** The place of arbitration shall be ***, and all proceedings and communications shall be in English.

(b) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The scope of the authority of the arbitrators shall be limited to the strict application of law. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party participating in an arbitration pursuant to the terms of this Agreement shall, subject to the award of the arbitrators, pay an equal share of the arbitrator’s fees. The arbitrators shall have the power to award recovery of all costs (including reasonable attorney’s fees, administrative fees, arbitrator’s fees and court costs) to the prevailing party.

(c) Neither Party shall be required to give general discovery of documents, but may be required to produce documents or testimony which are relevant or considered relevant by the arbitrators to the dispute. It is the objective and intent of the Parties that any arbitration proceeding be conducted in such a manner that a decision will be rendered by the arbitrators ***, and the Parties and the panel selected in the manner provided above will adopt rules and procedures intended to implement such objective and intent.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(d) Except to the extent necessary to confirm or vacate an award or as may be required by law (including applicable securities laws or the rules of any stock exchange on which a Party’s securities may then be listed), neither a Party nor an arbitrator may disclose the existence, content, or results of arbitration without the prior written consent of both Parties. In no event shall arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable *** statute of limitations.

(e) The Parties agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded or credited if an arbitrator or court determines that such payments are not due.

As used in this Section, the term “Excluded Claim” shall mean a Dispute that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

11.3 Jury Waiver. Each of the Parties hereto irrevocably und unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the ***, other than any principle of conflict or choice of laws that would cause the application of the laws of any other jurisdiction.

12.2 Waiver. Waiver by a Party of a breach hereunder by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision. No delay or omission by a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder shall operate as a waiver of any right, power or privilege by such Party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the Party granting the waiver.

12.3 Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address specified in this Section 12.3 and shall be: (a) delivered personally; (b) sent by registered or certified mail, return receipt requested, postage prepaid; or (c) sent via a reputable nationwide overnight courier service. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (if such transmission is on a Business Day; otherwise, on the next Business Day following such transmission), provided that an original document is sent via an internationally recognized overnight delivery service (receipt requested), three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

If to MacroGenics, to:	MacroGenics, Inc. 1500 East Gude Drive Rockville, MD 20850 Attention: Chief Executive Officer Facsimile: ***

with a copy to:	Wilmer Cutler Pickering Hale and Dorr LLP 399 Park Avenue New York, NY 10022 Attention: *** Facsimile: ***

If to BI, to:	Boehringer Ingelheim International GmbH Binger Strasse 173 55216 Ingelheim am Rhein Germany Attention: *** Facsimile: ***

with a copy to:	Boehringer Ingelheim International GmbH Binger Strasse 173 55216 Ingelheim am RheinGermany Attn: *** Facsimile: ***

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.

12.4 Entire Agreement; Amendment. This Agreement (including any Exhibits and Schedules) contains the complete understanding of the Parties with respect to the Development, manufacture and commercialization of Products and supersedes all prior understandings and writings relating to such subject matter. In particular, it supersedes and replaces the Prior Confidentiality Agreement and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. No amendment, change or addition to this Agreement will be effective or binding on either Party unless reduced to writing and duly executed on behalf of both Parties.

12.5 Headings. Headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

12.6 Severability. If any provision or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable law.

12.7 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred by any Party without the consent of the other Party; provided, however, that any Party may, without such consent, assign this Agreement, in whole or in part: (a) to any of its respective Affiliates; provided that the assigning Party shall remain jointly and severally liable with such Affiliate in respect of all obligations so assigned, or (b) to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets to which this Agreement relates (an “M&A Event”); provided that such successor agrees in writing to be bound by the terms of this Agreement as if it were the assigning party. Any assignment not in accordance with this Section 12.7 shall be void. Each Party agrees that, notwithstanding any provisions of this Agreement to the contrary, if this Agreement is assigned by a Party in connection with an M&A Event, such assignment shall not provide the non-assigning Party with rights or access to any intellectual property or technology of the acquirer of the assigning Party. If BI assigns its rights and obligations hereunder to an Affiliate or Third Party ***

12.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

12.9 Force Majeure. No Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and no Party shall be deemed in breach of its obligations, if such failure or delay is due to a natural disaster, explosion, fire, flood, tornadoes, thunderstorms, earthquake, war, terrorism, riots, embargo, losses or shortages of power, labor stoppage, substance or material shortages, events caused by reason of laws of any Governmental Authority, events caused by acts or omissions of a Third Party, or any other cause reasonably beyond the control of such Party, if the Party affected gives prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled, provided, however, that such affected Party commences and continues to use its Commercially Reasonable Efforts to cure such cause.

12.10 Third-Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party other than a MacroGenics Indemnitee under Section 9.4 or BI Indemnitee under Section 9.5. No such Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party.

12.11 Relationship of the Parties. Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other, except as expressly provided in this Agreement. Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee compensation

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

or benefits of the other Party’s employees. No employee or representative of a Party shall have any authority to bind or obligate the other Party for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said other Party’s approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, the legal relationship under this Agreement of each Party to the other Party shall be that of independent contractor. Nothing in this Agreement shall be construed to establish a relationship of partners or joint venturers between the Parties.

12.12 Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations and shall guarantee performance of this Agreement by its Affiliates. If any disagreement arises out of the performance of this Agreement by an Affiliate of a Party, or the alleged failure of an Affiliate or the alleged failure of an Affiliate to comply with the conditions and obligations of this Agreement, the Party seeking to resolve such dispute shall have the right do so directly with the other Party, without any obligation to first pursue an action against, or recovery from, the Affiliate which is alleged to have caused a breach of this Agreement.

12.13 Construction. Each Party acknowledges that it has been advised by counsel during the course of negotiation of this Agreement, and, therefore, that this Agreement shall be interpreted without regard to any presumption or rule requiring construction against the Party causing this Agreement to be drafted. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit shall be deemed to be a reference to any Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement. Except where the context otherwise requires, (a) wherever used, the use of any gender will be applicable to all genders; (b) the word “or” is used in the inclusive sense (and/or); (c) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein); (d) any reference to any Laws refers to such Laws as from time to time enacted, repealed or amended; (e) the words “herein”, “hereof” and hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof; and (f) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import.

12.14 Create Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in 35 U.S.C. § 103(c)(3).

[Remainder of page intentionally left blank]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

BOEHRINGER INGELHEIM INTERNATIONAL GMBH		MACROGENICS, INC

ppa.

BY:	/s/ Dr. Klaus Wilgenbus	BY:	/s/ Scott Koenig

NAME:	Dr. Klaus Wilgenbus	NAME:	Scott Koenig

TITLE:	AUTHORIZED SIGNATORY	TITLE:	Chief Executive Officer

BY:	/s/ Dorothee Schwall-Rudolph

NAME:	Dorothee Schwall-Rudolph

TITLE:	AUTHORIZED SIGNATORY

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.5

BI EXCLUSIVE TARGETS

1.***  ***

2.***        ***

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.28

DART PLATFORM

DART Platform comprises bispecific or monospecific proteins having at least two covalently linked polypeptide chains, A and B, where chain A comprises the *** and chain B comprises the ***.

DART Platform proteins include but are not limited to:

***

***

A total of two pages were omitted.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.47

INITIAL COLLABORATION TARGETS

1.***
***			***
***
***		***
***
2.***
***		***
***
***		***
***
3.***
***	***
***
***		***
***
4.***
***			***
***
***		***
***
5.***
***			***
***
***		***
***
6.***
***			***
***
***		***
***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.50

DRAFT INVOICE

Invoice To:	Invoice No.	#
<<Company name>>	Invoice Date:	<<date>>
<<address>>

Attention: <<name, title>>
BI Contract No.:

Invoice From:
<<Company name>>
<<address>>

Description		Amount
Pursuant to <<contract and section reference>>

<<payment type>>		$0.00
	(i)

	(ii) Total	$0.00
Payment Due

	(iii)

Wire Instructions:

Bank Name:
Bank Address:

Bank Contact:
Routing/transit:
Beneficiary:
Beneficiary Account #:

Payment Due:                     <<contract payment terms>>

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.58

MACROGENICS PATENT RIGHTS

Country	Application Serial No.	Date Filed	Publication No.	Status

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.77

RTP CRITERIA TEMPLATE

***

***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***

***	***	***	***

***	***	***	***

***	***	***	***

***

***	***	***	***

***	***	***	***

***

***	***	***	***

***	***	***	***

***	***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

***

***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Key:

***	***
***	***
***	***
***	***

A total of three pages were omitted.

2

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.81

SOPD CANDIDATE CRITERIA TEMPLATE

***

***

***

***

***

***

***

***

***	***	***	***

***	***	***	***

***	***	***	***

***

***

***	***	***	***

***	***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

***

***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Key:

***	***
***	***
***	***
***	***

A total of two pages were omitted.

2

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 4.5(b)I

CO-PROMOTION TERMS AND CONDITIONS

INTRODUCTION

Subject to the terms and conditions of the Collaboration and License Agreement, dated as of                     , 2010 (the “Collaboration and License Agreement”) by and between Boehringer Ingelheim International GmbH and MacroGenics, Inc., MacroGenics has the option to co-promote up to *** Products in the United States (the “Co-Promotion Territory”) by providing at least *** and up to *** of the total Details for such Product to only one class of specialty physicians (“Co-Promotion Audience”) in the Co-Promotion Territory in accordance with the brand plan developed and approved annually by BI. This Exhibit outlines the framework for the co-promotion rights to be negotiated in good faith by the Parties upon exercise by MacroGenics of its Co-Promotion Option pursuant to Section 4.5 of the Collaboration and License Agreement, which framework the Parties agree will be reflected in a definitive co-promotion agreement (“Co-Promotion Agreement”). All capitalized terms not otherwise defined shall have the meanings given to such terms in the Collaboration and License Agreement.

1.	GENERAL OBJECTIVE

Promoting and detailing the Product in the Co-Promotion Territory to optimize the commercialization of such Product in the Co-Promotion Territory for the Co-Promotion Collaboration and License Agreement.

2.	GRANT OF CO-PROMOTION RIGHTS TO MACROGENICS

Subject to the terms of the definitive Co-Promotion Agreement:

2.1.	Upon exercise of the Co-Promotion Option, MacroGenics will have the non-exclusive right and obligation, together with BI or its designee to co-promote the applicable Product to the Co-Promotion Audience in the Co-Promotion Territory.

2.2.	MacroGenics will not (i) directly or indirectly sell, promote or Detail the Product or a competing product for any indication in the Co-Promotion Territory, other than pursuant to the Co-Promotion Agreement, or (ii) grant any rights to or permit or authorize any Third Party or Affiliate to co-promote and/or Detail the Product or competing product for any indication in the Co-Promotion Territory. For the purposes of the foregoing, “competing product” shall mean ***.

3.	COMMITTEES AND PLANS

3.1.	U.S. Joint Commercialization Committee

The Parties shall establish a U.S. Joint Commercialization Committee (the “U.S. JCC”) comprised of an equal number of representatives, to assist in the commercialization of the relevant Product in the Co-Promotion Territory for the Co-Promotion Audience. The U.S. JCC shall be responsible for deployment of MacroGenics’ and BI’s field sales forces to ensure that the most recent U.S. brand plan is successfully implemented, and the required number of Details are being made to the appropriate targets. The U.S. JCC will review and implement the U.S. brand plan and adopt the designated target call list. The U.S. JCC will also work to ensure that the other elements and strategies set forth in the U.S. brand plan are successfully communicated between the Parties and implemented, and that all promotional materials are consistent with such targets. In the event any dispute is not resolved, ***. Each Party will bear its own costs, including travel and lodging costs, and any other expenses, for personnel serving on the U.S. JCC.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

3.2.	U.S. Brand Plan

The Parties will co-promote the Product according to the most recent U.S. brand plan then in effect for such Product in the Co-Promotion Territory for the Co-Promotion Audience. ***. The U.S. JCC will review and implement the U.S. brand plan each Calendar Year during the term of the Co-Promotion Agreement as necessary from time to time (but no less than annually). The U.S. brand plan shall set forth a detailed plan for marketing and promotional tactics, implementation, target list, Detailing requirements, and a strategic marketing and promotional plan, MacroGenics personnel requirements, other resources and allocations of responsibilities between the Parties, in each case relating to the commercialization of such Product in the Co-Promotion Territory for the Co-Promotion Audience.

TRAINING AND COMMENCEMENT OF CO-PROMOTION

3.3.	Pre-Periods

For the period of time extending from and after MacroGenics’ exercise of its Co-Promotion Option pursuant to Section 4.5 of the Collaboration and License Agreement until the execution of the Co-Promotion Agreement, BI and MacroGenics will work together in order to prepare for the co-promotion of the Product in the Co-Promotion Territory for the Co-Promotion Audience.

3.4.	Field Sales Force Training/Product Materials/Expenses

***. BI shall include MacroGenics’ sales force in training programs with respect to the applicable Product that BI provides to its own sales representatives Detailing such Product; ***. BI shall provide to MacroGenics reasonable quantities of training materials appropriate to train sales representatives for the co-promotion of the Product for the Co-Promotion Audience in the Co-Promotion Territory in accordance with the recent U.S. brand plan.

4.	CUSTOMER AND TRADE CONTACTS

*** responsible for all contacts with wholesalers, retailers and all other Third Party entities, including hospitals, clinical centers, governmental entities, etc., consistent with the strategies set forth in the most recent updated U.S. brand plan.

DETAILING

4.1.	Co-Promotion Efforts

Both BI and MacroGenics will deploy their respective sales representatives effectively to co-promote the Product for the Co-Promotion Audience in the Co-Promotion Territory in accordance with the terms of the Co-Promotion Agreement and the most recent U.S. brand plan. In conducting such co-promotion, each Party will use its commercially reasonable efforts consistent with generally accepted pharmaceutical industry business practices and in compliance with applicable laws. Each Party will have and maintain a formalized comprehensive compliance plan and program in place during the term of the Co-Promotion Agreement designed to ensure compliance with its obligations under the Co-Promotion Agreement. Each Party will review with the other Party, the policies and procedures created and maintained thereunder. Representatives of each Party, or their designees, will meet periodically to evaluate each other’s marketing and promotional practices in order to ensure that they remain compliant with the laws and industry practices. If either Party considers that the other’s marketing and/or promotional practices under the Co-Promotion Agreement are not appropriately compliant, such Party may bring such matter to the U.S. JCC, which will then decide how best to proceed.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

4.2.	Detailing Requirements

MacroGenics will be responsible for performing at least *** and up to *** of the total Details target set forth in the then current U.S. brand plan.

4.3.	Increases in Detailing

Each Party, in its sole discretion, may increase its Detailing activities above its Detailing requirements at any time and at its own cost and expense. Any such increase will not obligate the other Party to increase its Detailing activities or incur and increase cost, Detailing fees and/or expense, including promotional expenses or require BI to provide additional quantities of promotional materials or sample packs than are required in the most recent updated U.S. brand plan. In addition, any increase in Detailing will be coordinated with the other Party so that the strategies set forth in the most recent updated U.S. brand plan are followed.

4.4.	Distribution of Targeted Doctors

*** responsible for annually preparing and updating a target call list of health care professionals in the Co-Promotion Territory to whom MacroGenics and BI will provide Details in accordance with the U.S. brand plan. The target call list will be reviewed by the U.S. JCC to ensure consistency with the U.S. brand plan.

4.5.	Detailing Priority

All Details conducted by MacroGenics during the term of the Co-Promotion Agreement in the Co-Promotion Territory to the Co-Promotion Audience will be primary Details, as set forth and designated in the most recent U.S. brand plan.

4.6.	Field Sales Force Expenses

Each Party will be responsible for its own respective sales representatives and internal marketing organizations, and the expenses of its sales representatives and internal marketing organizations. ***.

4.7.	Incentives

Each Party will reward its personnel for promoting the Product through *** at least to the same extent and in the same manner as such Party would reward its own personnel for the promotion of one of its own products of comparable commercial value and comparable required detailing effort. The compensation system will be generally proportional to the commercial value of the Product taking into account the long-term growth potential of the Product, the Product’s maturity in the market, new product launches and the management of the other portfolio products. Each Party will be responsible for the costs of its own incentive-based compensation system.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

4.8.	Detailing Report

On a periodic basis (to be agreed upon) MacroGenics will provide to BI a comprehensive Detailing report, ***. MacroGenics will keep accurate and complete electronic records of each Detail carried out by its sales representatives. ***.

4.9.	Detailing Shortfalls

The Parties will agree to a minimum Detail performance level for MacroGenics ***.

PROMOTIONAL AND SAMPLING ACTIVITIES

4.10.	Promotional Activities

*** responsible for creating, approving and producing all promotional materials. Only promotional material *** will be used. MacroGenics will only conduct promotional activities for the Product for the Co-Promotion Audience that are consistent with the promotional strategies set forth in the most recent U.S. brand plan. *** will own all rights to all promotional material, including all copyrights. No Product label, labelling or promotional materials will be used or distributed by MacroGenics, ***.

4.11.	Sample Packs and Promotional Materials

BI will provide MacroGenics with promotional materials and sample packs to be used in the promotion or detailing of the Product in the Co-Promotion Territory for the Co-Promotion Audience. Neither MacroGenics nor any of its sales representatives will distribute, utilize, present, discuss or otherwise use any material or literature in connection with the promotion of the Product ***. If BI decides to remove certain promotional materials from circulation, MacroGenics will immediately advise its sales representatives to discontinue use of the previously approved promotional materials and destroy them as the Parties agree. ***. Sample packs and promotional materials will be allocated to each Party on an equitable basis, based on the Parties’ detailing requirements under the U.S. brand plan. MacroGenics will use sample packs strictly in accordance with the recent U.S. brand plan and will distribute sample packs in full compliance with all applicable laws. MacroGenics will maintain those records relating to sample packs required by applicable law and will allow BI to inspect such records on request with reasonable prior notice. BI will be responsible for the filing of any necessary sample pack reports with the FDA.

4.12.	No Alteration or Repackaging

MacroGenics will not (a) alter or reproduce any labels or sample packs provided by BI, (b) repackage any product or sample packs, or (c) use any promotional materials, labels or sample packs not provided or approved by BI in connection with the Product for the Co-Promotion Audience.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

5.	SALES PROCESSING

BI shall be responsible for the pricing, distributing and booking of all sales of Product in the Co-Promotion Territory for the Co-Promotion Audience. MacroGenics will promptly forward all orders it receives for Product to BI or its designee.

***

***

TERM AND TERMINATION

The term of the Co-Promotion Agreement shall commence on the effective date of the Co-Promotion Agreement and shall continue for a period of ten (10) years thereafter.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 4.5(b)II

DISPUTE RESOLUTION PROCEDURES

1. The Parties will resolve any disputes under Section 4.5(b) by final and binding expertise proceedings in accordance with this Schedule 4.5(b)II. The Parties will select a mutually agreeable expert who has significant relevant experience in the subject matter of the disputed issue and no affiliates or pre-exisiting relationship with either Party. If the Parties cannot agree on an expert within thirty (30) days after the Senior Executives have failed to resolve the disagreement, either Party may request the appointment of the expert in accordance with the provisions for the appointment of experts under the Rules of Expertise of the International Chamber of Commerce. The date on which the such expert is selected will be the “Proceeding Commencement Date.”

2. Each Party will prepare and, within ten (10) Business Days after the Proceedings Commencement Date, deliver to both the expert and the other Party its proposed agreement and a memorandum in support thereof (the “Support Memorandum”). The expert will also be provided with a copy of this Agreement.

3. Within ten (10) Business Days after the receipt of both proposed agreements and Support Memoranda, the expert shall select from the two proposals provided by the Parties the proposal that the expert believes more accurately reflects the intention of the Parties to this Agreement and the industry customs regarding the manufacture, development and commercialization (including, as applicable, co-promotion) of comparable pharmaceutical products. The expert’s decision will be provided in writing.

4. The expert will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching his or her decision regarding the dispute at issue.

5. ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 8.4

PRESS RELEASE

Boehringer Ingelheim and MacroGenics Announce Global Alliance to Discover,

Develop and Commercialize DART™-Based Antibody Therapeutics

INGELHEIM, Germany and ROCKVILLE, MD, USA,             , 2010 — Boehringer Ingelheim and MacroGenics today jointly announced that they have entered into a global alliance to discover, develop and commercialize antibody-based therapeutics which may span multiple therapeutic areas, including immunology, oncology, respiratory, cardiometabolic and infectious diseases. These developmental drug candidates will be based on MacroGenics’ Dual-Affinity Re-Targeting (DART™) platform and will be directed against up to ten combinations of molecular targets.

“This alliance represents the largest external commitment to our DART platform to date and the latest validation of our ongoing efforts” said Dr. Scott Koenig, MacroGenics’ President and Chief Executive Officer. “We are very pleased to be collaborating with the global pharmaceutical research-driven company Boehringer Ingelheim toward the goal of developing next-generation, antibody-based therapeutics.”

“Combining MacroGenics’ innovative DART-based antibody platform with our experience and capabilities in drug discovery and development has the potential to generate breakthrough medicines that will help patients with a range of diseases which cannot be adequately treated at present,” said Prof Wolfgang Rettig, Senior Vice President Corporate Research of Boehringer Ingelheim.

Both companies will share responsibility for discovery and certain preclinical activities. In addition, Boehringer Ingelheim will have sole responsibility for all subsequent preclinical, clinical, regulatory, commercial and manufacturing activities for any DART-based product resulting from the collaboration.

During the first three years of the collaboration, MacroGenics expects to receive payments of about $60 million, which includes an upfront cash payment, annual maintenance fees, R&D funding, and near-term research-based milestones. Boehringer Ingelheim also expects to make a future equity investment in MacroGenics. In addition, MacroGenics may be eligible to receive development, regulatory and commercial milestone payments that can reach up to $210 million for each of the ten DART programs in case of full commercial success of multiple DART products. MacroGenics may also receive tiered royalties on net product sales. MacroGenics has the option to co-promote certain DART products in the United States. Further financial details were not disclosed.

DART Background

The DART platform is a bispecific antibody technology that enables the generation of highly stable antibody-based therapeutic molecules that can simultaneously target two different antigens. DART therapeutics can accommodate virtually any variable region sequence in a “plug-and-play” fashion and have very favorable manufacturing properties. DART proteins are available in both bacterial and mammalian expression systems. DARTs have also been engineered with an Fc domain, which confers them with additional properties, such as Fc receptor binding and extended half-life.

About MacroGenics

MacroGenics is a private, venture-backed biotechnology company that focuses on the discovery, development and delivery to patients of novel biologics for autoimmune disorders, cancer and infectious diseases. Since its founding in 2000, the company has built a fully-integrated set of capabilities in antibody-based product development. The company has generated a proprietary pipeline of innovative product candidates by leveraging its three core technology platforms. These proprietary platforms include: (1) cancer stem-like cells; (2) DART technology, which allows the company to incorporate multiple specificities within a single molecule; and (3) Fc optimization, which enhances antibody-dependent effector functions. The company’s lead program, teplizumab, is an anti-CD3 antibody. Teplizumab is being investigated in Phase 3 trials for the treatment of autoimmune diseases in collaboration with Eli Lilly and Company. For more information about MacroGenics, please visit www.macrogenics.com.

About Boehringer Ingelheim

The Boehringer Ingelheim group is one of the world’s 20 leading pharmaceutical companies. Headquartered in Ingelheim, Germany, it operates globally with 142 affiliates in 50 countries and more than 41,500 employees. Since it was founded in 1885, the family-owned company has been committed to researching, developing, manufacturing and marketing novel products of high therapeutic value for human and veterinary medicine.

In 2009, Boehringer Ingelheim posted net sales of 12.7 billion euro while spending 21% of net sales in its largest business segment Prescription Medicines on research and development. For more information about Boehringer Ingelheim, please visit www.boehringer-ingelheim.com.

2

Statements made in this news release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “intends,” and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated, such as MacroGenics’ ability to raise additional capital, and risks related to MacroGenics’ and Boehringer Ingelheim’s ability to initiate, and enroll patients in, planned clinical trials. You should not place undue reliance on any forward-looking statements. Neither MacroGenics nor Boehringer Ingelheim assume any obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by law.

Contacts:

MacroGenics:	Boehringer Ingelheim GmbH:
Scott Koenig, M.D., Ph.D., President and CEO	Director Corporate Communications
or Jim Karrels, Vice President, CFO	Julia Meyer-Kleinmann
+1-301-251-5172	+49/6132/77 82 71
info@macrogenics.com	press@boehringer-ingelheim.com

###

3